April 30, 2007

As Supplemented June 5, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Diversified Strategic Income Portfolio

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectus of the Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 30, 2007, as it may be revised from time to time (the “fund”).

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds, and is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of the fund’s predecessor.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of the fund directly from the fund. The Policies are described in the prospectuses issued by the Participating Insurance Companies.

The prospectus and copies of the most recent annual reports to shareholders for the fund may be obtained free of charge by contacting a broker/dealer, financial intermediary, financial institution or a distributor’s financial consultant (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Service Providers

The following organizations provide services to the fund

Name Provider	Service
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
Western Asset Management Company (“Western Asset”)	Sub-adviser
Western Asset Management Company Limited (“Western Asset Limited”)	Sub-adviser
Legg Mason Investor Services, Inc. (“LMIS” or a “distributor”)	Distributor
Citigroup Global Markets Inc. (“CGMI” or a “distributor”)	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent

These organizations and the functions they perform for the fund are discussed in the fund’s prospectus and in this SAI.

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MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the recently elected Board.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers:

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
John Chiota Born 1968 300 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

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Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

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•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the fund’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance, and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	$0	$0
A. Benton Cocanougher	$0	$10,001-$50,000
Jane F. Dasher	$0	Over $100,000
Mark T. Finn	$0	$10,001-$50,000
Rainer Greeven	$0	$0
Stephen Randolph Gross	$0	$0
Richard E. Hanson, Jr.	$0	Over $100,000
Diana R. Harrington	$0	$10,001-$50,000
Susan M. Heilbron	$0	$0
Susan B. Kerley	$0	$1-$10,000
Alan G. Merten	$0	$1-$10,000
R. Richardson Pettit	$0	$10,001-$50,000

Interested Trustee
R. Jay Gerken	$0	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, sub-advisers or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, sub-advisers or distributors of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Recently Elected Board

Name of Trustee	Aggregate Compensation from the Fund(1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	$0	(3)	$154,500	37
A. Benton Cocanougher	$0	(3)	$161,000	37
Jane F. Dasher	$0	$0	$86,100	27
Mark T. Finn	$0	(3)	$179,385	37
Rainer Greeven	$0	$0	$74,000	11
Stephen Randolph Gross	$0	(3)	$191,000	37
Richard E. Hanson, Jr.	$0	$0	$80,900	27
Diana R. Harrington	$0	(3)	$159,625	37
Susan M. Heilbron	$0	$0	$66,200	11
Susan B. Kerley	$0	(3)	$173,000	37
Alan G. Merten	$0	(3)	$148,500	37
R. Richardson Pettit	$0	(3)	$154,500	37

Name of Interested Trustee
R. Jay Gerken	$0	$0	$0	162

(1)	Information is for the year ended December 31, 2006.
(2)	Messrs. Greeven and Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the fund.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. The funds formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

For the fiscal year ended December 31, 2006, the Trustees of the fund were paid the compensation listed below for service as a Trustee.

Prior Board

	Aggregate Compensation from Fund for Fiscal Year Ended December 31, 2006	Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from the fund and the Fund Complex Paid to Trustees in Fiscal Year Ended December 31, 2006	Number of Funds for Which Trustee Served Within Fund Complex
Independent Trustees
Dwight B. Crane	$546	(3)	$266,500	46
Burt N. Dorsett	$191	(3)	$50,100	24
Elliot S. Jaffe*	$400	(3)	$82,000	24
Stephen E. Kaufman	$372	(3)	$166,500	36
Cornelius C. Rose, Jr.	$479	(3)	$89,500	24

Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	162

*	Mr. Jaffe retired as a Trustee as of December 31, 2006.

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(1)	Mr. Gerken was not compensated for his service as Trustee because of his affiliation with the manager.
(2)	During the fiscal year ended December 31, 2006, the following former Trustees received the following retirement benefits or payments for their services as emeritus Trustees: Herbert Barg, $210; Martin Brody, $95; and Joseph McCann, $192. The fund paid its pro rata share (based on asset size) of these aggregate benefits.
(3)	Pursuant to prior emeritus retirement plans, the following former Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Barg, $392,886; Mr. Brody, $288,359; Mr. Crane, $444,643; Mr. Dorsett, $286,616; Mr. Jaffe, $286,616; Mr. Kaufman, $425,147; Mr. McCann, $221,176; and Mr. Rose, $286,616. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Each fund no longer overseen by these Trustees will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

As of April 13, 2007, Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of the fund.

As of April 13, 2007, to the knowledge of the fund, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934), owned beneficially or of record 5% or more of the shares of the fund:

Shareholder Name and Address	% of Shares Held
MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	53.1962%

MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Department P.O. Box 990027 Hartford, CT 06199-0027	40.506%

IDS Life Variable Account Smith Barney Funds 222 AXP Financial Center Minneapolis, MN 55474	6.2976%

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INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The fund’s prospectus discusses the fund’s investment objective and its principal investment strategies to be employed to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and principal and secondary portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies.

Investment Objective

The fund’s investment objective is high current income. There can be no assurance that the fund will achieve its investment objective. The investment objective of the fund is non-fundamental and may be changed by the Board without the approval of shareholders or Policy holders.

Key Investments

The fund invests generally in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The manager has broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:

•	U.S. government obligations

•	Investment and non-investment grade U.S. and foreign corporate debt

•	Mortgage- and asset-backed securities

•	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

Allocation: The portfolio manager allocates and reallocates the fund’s assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

Maturity: The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund’s portfolio is normally expected to be between three and seven years.

Credit quality: Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency or, if unrated, of equivalent quality as determined by the portfolio manager. Below investment grade securities are commonly referred to as “junk bonds.” The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

Additional Information on Investment Strategies

The following provides additional information on investment strategies that may be used by the fund.

The fund may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.

The fund may not invest in a master demand note if as a result more than 10% of the value of the fund’s total assets would be invested in such notes and other illiquid securities. The fund may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. This restriction will not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The fund does not currently intend to commit more than 5% of the fund’s net assets to reverse repurchase agreements.

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The fund may invest up to 15% of its total assets in corporate loans.

The fund also may purchase put and call options. Because of this and current trading conditions, the fund expects to purchase not only call or put options issued by the Options Clearing Corporation (“OCC”), but also options in the domestic and foreign over-the-counter markets. The fund expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.

The purpose of the acquisition or sale of a futures contract by the fund is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.

Other Information on Investments

Supplemental information is set out below concerning the types of securities and other instruments in which the fund may invest, the investment policies and strategies that the fund may utilize and certain risks attendant to those investments, policies and strategies.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Investment Company Securities. Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

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The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U. S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Fixed Income Securities. The market value of the obligations held by the fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The fund invests in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by an adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund’s net asset value to the extent it invests in such securities. In addition, the fund may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is

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concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.

However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of their sub-advisers to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by the fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but the fund’s sub-advisers will consider the event in their determination of whether the fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Bank Obligations. U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the

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terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, the manager or sub-adviser will carefully evaluate such investments on a case-by-case basis.

Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager or sub-adviser determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which the fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.

Mortgage-Backed Securities. The fund may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of

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fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the fund, consistent with its investment objectives and policies, will consider making investments in those new types of securities. The fund may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The fund also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The fund will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities. The fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer

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credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Mortgage Dollar Roll Transactions. In mortgage “dollar rolls” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

High Yield Securities. High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more

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limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the sub-adviser will consider the event in determining whether the fund should continue to hold the security.

Non-Publicly Traded Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities. Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Eurodollar Instruments and Yankee Bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities

Risks of Non-U.S. Investments. To the extent the fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries,

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particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund’s

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investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases because of settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency Exchange Rates. The fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Other Instruments

Forward Currency Contracts. The fund may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the fund’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time the fund enters into the contract. To assure that the fund’s forward currency contracts are not used to achieve investment leverage, the fund will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the fund’s commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The fund, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, the fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a

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gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the fund’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, the fund may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the fund’s sub-adviser. The amount the fund may invest in forward currency contracts is limited to the amount of the fund’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of the fund to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict the fund’s ability to hedge against the risk of devaluation of currencies in which the fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the fund’s sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the portfolio manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the portfolio manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the portfolio manager expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the sub-advisor believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

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Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Yield Curve Options. The fund may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options may be used for the same purposes as other options on securities. Specifically, the fund may purchase or write such options for hedging purposes. For example, the fund may purchase a call option on the yield spread between two securities, if it owns one of the securities, anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisers, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by the fund will be “covered.” A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the fund’s net liability under the two options. Therefore, the fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield

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curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

U.S. Government Securities. The U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities. The fund may invest up to 5% of their assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment

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formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts. The fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt the fund is authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

When-Issued and Delayed Delivery Securities. The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The manager or sub-adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the fund enters into repurchase agreements. In

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entering into a repurchase agreement, the fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the fund would not be entitled to principal and interest paid on the securities sold by the fund. The fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by the fund for the purpose of calculating the fund’s indebtedness and will have the effect of leveraging the fund’s assets.

Borrowing. The fund may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of the fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the fund’s net investment income in any given period.

Lending Fund Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations. Cash, letters of credit or U.S. government securities will collateralize the fund’s loan of securities. The fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a “finder.” The fund will comply with the following conditions whenever it loans securities: (i) the fund must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, the fund may return

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a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund. LMIS or CGMI, the fund’s co-distributors, and are acting as “finders,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Illiquid Securities. Securities that cannot be resold at their approximate carrying value within seven days are considered to be illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the sub-adviser. The sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the sub-advisers’ application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund’s ability to raise cash for redemptions or other purposes.

Corporate Loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the Portfolio had invested would have an adverse effect on the fund’s net asset value. Corporate loans in which the Portfolios may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the sub-adviser to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration

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in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. The fund’s policy limiting their illiquid securities will be applicable to investments in corporate loans.

Leverage. If the fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but will impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Leverage creates an opportunity for increased returns to shareholders of the fund but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the fund’s shares. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required fluids. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

Securities of Unseasoned Issuers. The fund may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Temporary Investments. For temporary defensive purposes, during periods when the sub-adviser of the fund believes that pursuing the fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD’s and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. The fund’s U.S. dollar-denominated temporary investments are managed by the manager or sub-advisers. The fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. The fund’s investment in any other short-term debt instruments would be subject to the fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, the fund may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the manager or sub-adviser to be of equivalent quality. The fund may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the fund may invest in the opinion of the fund’s sub-adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of

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information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with

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such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

The fund discloses its complete portfolio holdings approximately 25 days after quarter-end on the fund’s website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None

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Recipient	Frequency	Delay Before Dissemination
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Electra Information Systems	Daily	None
SunGard	Daily	None

With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by LMPFA on behalf of the fund. Neither the fund, LMPFA nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

INVESTMENT POLICIES

The fund has adopted the following fundamental and non-fundamental investment policies for the protection of shareholders. If the fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or the amount of total or net assets will not be considered a violation of such percentage restriction.

Fundamental Investment Policies

Fundamental investment policies may not be changed without a vote of a majority of the outstanding voting shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy or (b) more than 50% of the voting power of the fund. The fund’s revised fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, (except that the fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The fund engaging in transactions involving the acquisition or disposition of portfolio securities maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund

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from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Non-fundamental investment policies may be changed by the Trustees without shareholder approval. Under the non-fundamental policies adopted by the fund, the fund may not:

1. Invest in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor these programs.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as permitted under the fund’s investment goals and policies.

4. Purchase restricted securities, illiquid securities or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities. However, this restriction will not apply to securities subject to Rule 144A under the 1933 Act if two or more dealers make a market in such securities.

5. Invest more than 10% of its net assets in time deposits maturing in more than seven calendar days.

6. Purchase any security if as a result the fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

7. Make investments for the purpose of exercising control or management.

8. Invest in warrants (except as permitted under the fund’s investment goals and policies or other than warrants acquired by the fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s net assets or if, as a result, more than 2% of the fund’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.

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Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions.

The fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the fund’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, the fund authorized to engage in transactions in options may experience increased fund turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. The fund’s turnover rate of 100% would occur if all of the fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

For the 2006 and 2005 fiscal years, the portfolio turnover rates for the fund having operations during the stated periods were as follows: 224% for 12/31/06 and 83% for 12/31/05. These percentages exclude mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rates would have been 632% and 538%, respectively. The increase in portfolio turnover from fiscal year ended December 31, 2005 to fiscal year ended December 31, 2006, was caused by increased activity in purchases of fixed income securities.

Certain other practices that may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income except to shareholders who invest through IRA’s and other retirement plans which are not taxed currently on accumulations in their accounts.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund’s shares as well as by requirements that enable the fund to receive favorable tax treatment.

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INVESTMENT MANAGERS

The Investment Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) that was approved by the Board, including a majority of the Independent Trustees, on June 28, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the Board (the “Board”), the manager is delegated the responsibility of managing the fund in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund, and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of the fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The management fee payable by the fund under its Management Agreement is as follows:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.65%
Next $1 billion	0.625%
Next $3 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

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The manager and each sub-adviser pay the salaries of all officers and employees who are employed by both it and the fund, maintains office facilities for the fund and bears all expenses in connection with the performance of their respective services under the management agreements or the sub-advisory agreement with the fund.

The fund paid or incurred the following investment advisory fees for the fiscal years ended December 31, 2006, 2005 and 2004 to its adviser. Prior to August 1, 2006, the fund’s investment manager was SBFM.

	Investment Management Fee Paid During Fiscal Year Ended December 31
Investment Manager	2004		2005		2006
Smith Barney Fund Management LLC	$437,192	*	$443,690	*	$317,304	**
Legg Mason Partners Fund Advisor, LLC	N/A		N/A		$212,812	**

*	The fund also paid SBFM administration fees in fiscal years ended December 31, 2004 and 2005 in the amounts of $194,307 and $175,198, respectively.
**	SBFM waived $1,988 in investment management fees otherwise due and reimbursed the fund in the amount of $1,537. SBFM received investment management fees in the amount of $315,316 net of fee waivers. LMPFA reimbursed the fund in the amount of $3,451.

The Sub-Advisers

The sub-advisers of the fund perform the day-to-day portfolio management of the fund,. As compensation for its sub-advisory services, the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

The following is a list of the fees paid the fund’s sub-advisers:

Sub-advisers	Fee Paid to Sub-adviser(s) 8/1/06-12/31/06
Western Asset and Western Asset Limited	$148,968

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the sub-adviser to the fund pursuant to a sub-advisory agreement between the manager and Western Asset that was approved by the Board, including a majority of the Trustees, on June 28, 2006 (a “Sub-Advisory Agreement”). Under the Sub-advisory Agreement, the sub-adviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For Western Asset’s services, LMPFA (not the fund) pays the sub-adviser a fee, computed daily and payable monthly, at an annual rate equal to 70% of the net fee received by LMPFA from the fund.

Western Asset Limited, 10 Exchange Square, Primrose Street, London EC2A 2EN, an affiliate of Legg Mason, serves as an investment sub-adviser to the fund under a sub-Advisory Agreement between Western Asset Limited and Western Asset (“Sub-Sub-Advisory Agreement”).

Western Asset Limited provides research, analytical and trading support for the fund’s investment program, as well as exercising investment discretion for part of the fund, subject to the supervision of Western Asset and LMPFA and the overall direction of the Board. As compensation for Western Asset Limited’s services and for expenses borne by Western Asset Limited under the Sub-Sub-Advisory Agreement, Western Asset pays Western Asset Limited a fee, computed daily and payable monthly at an annual rate equal to 0.30% of the fund’s average daily net assets allocated to Western Asset Limited.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the sub-adviser will manage the fund in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to

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purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect with respect to the fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the sub-adviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the Sub-Sub-Advisory Agreement between Western Asset and Western Asset Limited, Western Asset Limited will not be liable for any error of judgment or mistake of law or for any loss suffered by LMPFA or by the fund in connection with the performance of the sub-sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Sub-Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, by LMPFA, by Western Asset or by Western Asset Limited, on not less than 60 days’ notice to the fund and/or the other party(ies). The Sub-Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement or Sub-Advisory Agreement or upon the mutual written consent of LMPFA, Western Asset, Western Asset Limited and the fund.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions,

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demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the manager, the sub-advisers and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund’s manager, the sub-advisers and the distributors are on file with the SEC.

Commodity Exchange Act Exclusion

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore are not subject to registration or regulation with respect to the fund under the Commodity Exchange Act.

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PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Fund Investment Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	134 registered investment companies with $102 billion in total assets under management	119 other pooled investment vehicles with $126 billion in assets under management	953 other accounts with $274 billion in total assets under management, 96 of which are subject to performance fees, which represent $31.2 billion in total assets under management
Stephen A. Walsh‡	134 registered investment companies with $102 billion in total assets under management	119 other pooled investment vehicles with $126 billion in assets under management	953 other accounts with $274 billion in total assets under management, 96 of which are subject to performance fees, which represent $31.2 billion in total assets under management
Michael C. Buchanan*	16 registered investment companies with $8.3 billion in total assets under management	6 other pooled investment vehicles with $3.7 billion in total assets under management	12 other accounts with $1.1 billion in total assets under management
Carl L. Eichstaedt‡	13 registered investment companies with $3.5 billion in total assets under management	3 other pooled investment vehicles with $468 million in assets under management	104 other accounts with $23.7 billion in total assets under management, 3 of which are subject to performance fees, which represent $1.1 billion in total assets under management†
Keith J. Gardner*	7 registered investment companies with $1.5 billion in total assets under management	7 other pooled investment vehicles $1.1 billion in total assets under management	1 other account with $14 million in total assets under management(1)
Mark S. Lindbloom‡	8 registered investment companies with $3.1 billion in total assets under management	4 other pooled investment vehicle with $353.5 million in assets under management	23 other accounts with $4.6 billion in total assets under management, one of which is subject to performance fees, which represents $1.0 billion in total assets under management
Edward A. Moody‡	3 registered investment companies with $743 million in total assets under management	1 other pooled investment vehicles with $111 million in assets under management	112 other accounts with $20.3 billion in total assets under management, 10 of which are subject to performance fees, which represent $3.2 billion in total assets under management

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Fund Investment Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Detlev S. Schlichter‡	2 registered investment companies with $196.0 million in total assets under management	21 other pooled investment vehicles with $3.9 billion in total assets under management	64 other accounts with $23.8 billion in total assets under management, 21 of which are subject to performance fees with $7.0 billion in total assets under management

‡	The numbers above reflect the overall number of funds managed by employees of Western Asset and the manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client funds benefit from a consensus that draws on the expertise of all team members.
*	Messrs. Buchanan and Gardner became portfolio managers of the Legg Mason Partners Variable Diversified Strategic Income Portfolio as of May 17, 2007, and the information provided above is given as of March 31, 2007.
(1)	1 account with $14 million in assets have fees based on performance.

Portfolio Manager Compensation

Investment professionals of the manager receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The manager has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of investment professionals with those of the fund shareholders and other clients of the manager. Under the Plan a “base incentive pool” is established for each team each year as a percentage of the manager’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-manager investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable the manager investment officer.). The incentive pool will be allocated by the applicable manager chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

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Western Asset and Western Asset Limited Portfolio Manager Compensation

Western Asset’s and Western Asset Limited’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each sub-adviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the sub-adviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A sub-adviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the sub-adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the fund portfolio managers.

The manager, the sub-advisers and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the sub-advisers and the individuals that they employ. For example, the manager and each sub-adviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the sub-adviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among

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these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that the fund and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the manager or sub-advisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager or sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers. Shares of the fund are not available for purchase by individuals.

Fund Investment Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan*	None
Carl L. Eichstaedt	None
Keith J. Gardner*	None
Edward A. Moody	None
Mark S. Lindbloom	None
Detlev S. Schlichter	None

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, the fund’s sub-adviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

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Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forgo a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement, the manager and each applicable sub-adviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each sub-adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager, a sub-adviser or its affiliates exercise investment discretion. The manager and sub-adviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the sub-adviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or sub-adviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor any sub-adviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a sub-adviser by brokers who effect securities transactions for the fund may be used by the manager or sub-adviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the manager or sub-adviser manages may be used by the manager or sub-adviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or sub-adviser in managing any particular account, including the fund.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

As of December 1, 2005, CGMI ceased being an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal).

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In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager or a sub-adviser’s other clients. Investment decisions for the fund and for the manager’s or sub-adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by manager or sub-adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

The fund paid brokerage commissions for the fiscal year ended December 31, 2006 in the amount of $3,882. The fund did not pay any brokerage commission for fiscal year ended December 31, 2004 or 2005.

For the fiscal year ended December 31, 2006, the fund did not pay commissions to brokers that provided research services.

During the fiscal year ended December 31, 2006, the fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of December 31, 2006.

Broker-Dealer	D = Debt E = Equity	Value of Securities as of December 31, 2006 (in thousands)
JP Morgan Chase & Co.	D	$1,273
Morgan Stanley	D	$1,154
Lehman Brothers, Inc.	D	$907
Banc of America Securities LLC	D	$818
Bear, Stearns Securities Corp.	D	$513
Deutsche Bank Securities, Inc.	D	$469

DETERMINATION OF NET ASSET VALUE

The net asset value of the fund’s shares will be determined on any day that the NYSE is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

PURCHASE AND REDEMPTION OF SHARES

Investment in the fund is available only to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the fund. However, the fund does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each Participating Insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action

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could include the sale of fund shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the fund should be established for variable annuity and variable life separate accounts, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

Redemption of Shares

Redemption payments shall be made wholly in cash unless the Trustees believe that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareowners. If redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectuses and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Purchase of Shares

The fund offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and the fund’s current prospectus along with the Policy prospectus.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Sales Charges and Surrender Charges

The fund does not assess any sales charge, either when it sells or when it redeems shares. Surrender charges may be assessed under the Policies, as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses. Shares of the fund are currently offered exclusively to Policy owners.

TAXATION

The following is a summary of certain material U.S. Federal income tax considerations that may affect the fund and its shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) the fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Trust-wide) basis.

The fund intends to continue to qualify separately each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such

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stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which 20% or more of the voting securities are held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Investments by the fund in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to Federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, the fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the fund as taxable income.

On December 31, 2006, the fund’s unused capital loss carryforwards were approximately $8,218,196. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers for the fund expire as follows:

December 31,
2008	2009	2010	2011	2012	2013	2014
(In thousands)
$449	$4,544	$2,119	—	—	—	$1,106

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The Code imposes a 4% nondeductible excise tax on any fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Policies.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if the fund should fail to qualify as a regulated investment company, such fund would be considered as a single investment, which may result in Policies invested in the fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a Policy would be taxed currently to the holder, and the Policy would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with these or other investor control requirements, the Policy owner would be treated as the owner of the shares and the Policies invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the Policies would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option,

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futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund. As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the

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ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the fund may make a mark-to-market election that will result in the fund’s being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Certain types of income received by the fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the fund and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

OTHER INFORMATION ABOUT THE FUND

Organization of the Fund

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the fund was redomiciled as a series of the Trust. Prior thereto, the fund was a series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust.

The fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined

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by the Trustees as set forth in the Trust’s declaration of trust. Some of the more significant provisions of the declaration are described below (referred to in this section as the “declaration”).

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

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Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to

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bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single prospectus annually.

Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Distribution

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup Inc., located at 388 Greenwich Street, New York, New York 10013, serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”).

CGMI and LMIS may be deemed to be underwriters for purposes of the 1933 Act. The distributors’ obligation is an agency or “best efforts” arrangement under which the distributors are required to take and pay only for such shares of the fund as may be sold to the public. The distributors are not obligated to sell any stated number of shares. The distribution agreements have an initial term of two years and are renewable from year to year thereafter if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees by votes cast in person at a meeting called for such purpose. Each distribution agreement provided that it will terminate if assigned. Each distribution agreement provides that it may be terminated without penalty by either party on 60 days’ written notice, except that the CGMI distribution agreement may be terminated on 90 days’ written notice by the distributor.

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Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or sub-advisers, the Board has delegated proxy voting discretion to the manager and/or the sub-advisers, believing that the manager and/or the sub-advisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund, as applicable, to the sub-advisers through its contracts with the sub-advisers. The sub-advisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a Sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the sub-advisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The sub-advisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and is attached as Appendix B to this SAI.

Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street, located at One Lincoln Street, Boston, Massachusetts 02112, serves as custodian for the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

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Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2007.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to the fund (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund is not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the fund or any of its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*    *    *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or investment manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order

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found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above- described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*    *    *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

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On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the fund or the ability of the fund’s investment manager and its affiliates to continue to render services to the fund under their respective contracts.

*    *    *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc. for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the manager believes that this matter is not likely to have a material adverse effect on the fund.

*    *    *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust also is named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the

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matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

*    *    *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2006, Financial Highlights for each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI. The annual report was filed on March 12, 2007, Accession No. 0000950123-07-003626.

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES OF

WESTERN ASSET MANAGEMENT COMPANY

AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

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c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

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IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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April 30, 2007

As Supplemented June 5, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Strategic Bond Portfolio

125 Broad Street

New York, New York 10004

800-451-2010

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current prospectuses of Legg Mason Partners Variable Global High Yield Bond Portfolio (“Global High Yield Bond Portfolio”) and Legg Mason Partners Variable Strategic Bond Portfolio (“Strategic Bond Portfolio”) (each, a “fund” and together, the “funds”). As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of the funds’ predecessors.

Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity (“VA”) contracts and Variable Life Insurance (“VLI”) policies; and (ii) Qualified Pension and Retirement Plans (“Plans”). Accordingly, all references to “shareholders” in each fund’s Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund’s current Class I Prospectus or Class II Prospectus, each dated April 30, 2007 (each, a “Prospectus”). This SAI supplements and should be read in conjunction with a fund’s Prospectus, a copy of which may be obtained, without charge, by writing the Trust at the above address, or by calling the toll-free telephone number listed above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices.

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2

MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason that the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board.

Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

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Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

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Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.
					(1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

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Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

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Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’

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independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the funds’ last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Funds		Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
	Global High Yield Bond Portfolio	Strategic Bond Portfolio
Independent Trustee
Elliott J. Berv	$0	$0	$0
A. Benton Cocanougher	$0	$0	$10,001-$50,000
Jane F. Dasher	$0	$0	Over $100,000
Mark T. Finn	$0	$0	$10,001-$50,000
Rainer Greeven	$0	$0	$0
Stephen Randolph Gross	$0	$0	$0
Richard E. Hanson, Jr.	$0	$0	Over $100,000
Diana R. Harrington	$0	$0	$10,001-$50,000
Susan M. Heilbron	$0	$0	$0
Susan B. Kerley	$0	$0	$1-10,000
Alan G. Merten	$0	$0	$1-10,000
R. Richardson Pettit	$0	$0	$10,001-$50,000

Interested Trustee
R. Jay Gerken	$0	$0	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.

Information regarding compensation paid by the funds to their recently elected Board and their prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Recently Elected Board

Name of Trustee	Aggregate Compensation from the Global High Yield Portfolio(1)(2)	Aggregate Compensation from the Strategic Bond Portfolio(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	$0	$0	(3)	$154,500	37
A. Benton Cocanougher	$0	$0	(3)	$161,000	37
Jane F. Dasher	$0	$0	$0	$86,100	27
Mark T. Finn	$0	$0	(3)	$179,385	37
Rainer Greeven	$0	$0	$0	$74,000	11
Stephen Randolph Gross	$0	$0	(3)	$191,000	37
Richard E. Hanson, Jr.	$0	$0	$0	$80,900	27
Diana R. Harrington	$0	$0	(3)	$159,625	37
Susan M. Heilbron	$0	$0	$0	$66,200	11
Susan B. Kerley	$0	$0	(3)	$173,000	37
Alan G. Merten	$0	$0	(3)	$148,500	37
R. Richardson Pettit	$0	$0	(3)	$154,500	37

Name of Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	162

(1)	Information is for the calendar year ended December 31, 2006.
(2)	Messrs. Greeven and Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards: an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund no longer overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

The following table shows the compensation paid during the fiscal year ended December 31, 2006, to each former Director of the funds. None of the officers of the Trust received any compensation from the funds for such period.

Prior Board

Name of Person	Global High Yield Portfolio For the Fiscal Year Ended 12/31/06	Strategic Portfolio For the Fiscal Year Ended 12/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Compensation from Fund Complex Paid to Trustee For the Fiscal Year Ended 12/31/06	Number of Portfolios for Which Trustee Served Within Fund Complex
Independent Trustees
Carol L. Colman	$2,495	$2,495	(2)	$298,050	35
Daniel P. Cronin	$2,114	$2,114	$0	$238,500	32
Leslie H. Gelb	$1,900	$1,900	$0	$209,050	32
William R. Hutchinson	$2,417	$2,429	(2)	$402,550	42
Dr. Riordan Roett	$1,900	$1,900	$0	$208,000	32
Jeswald W. Salacuse	$2,114	$2,114	$0	$235,500	32

Interested Trustees
R. Jay Gerken(1)	$0	$0	$0	$0	162

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(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation to the manager.
(2)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Ms. Coleman, $116,062; and Mr. Hutchinson, $151,889. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. Each fund no longer overseen by those Directors will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

As of April 13, 2007, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of common stock of a fund.

As of April 13, 2007, to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a fund with the exception of the following:

Legg Mason Partners Variable Global High Yield Bond Portfolio

Shareholder Name and Address	Class	% Of Shares Held
MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	51.9627%
MetLife Investors USA Insurance Co. MetLife Investors USA Separate Account A 5 Park Plz., Ste. 1900 Irvine, CA 92614-2549	I	25.1915%
MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	15.0705%
Lincoln Benefit Life 2940 S. 84th St. Lincoln, NE 68506-4142	II	100%

Legg Mason Partners Variable Strategic Bond Portfolio

Shareholder Name and Address	Class	% Of Shares Held
MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	36.5674%
GE Life & Annuity Assurance Co. (GELAAC) Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230	I	35.6221%
MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	20.1457%
Jefferson National Life Insurance Co. Attn: Separate Accounts 9920 Corporate Campus Dr., Ste. 1000 Louisville, KY 40223-4051	I	5.6642%
Financial Life Insurance Co. (formerly Fidelity & Guaranty Life) 1001 Fleet St. Baltimore, MD 21202	II	100%

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INVESTMENT STRATEGIES AND FUND POLICIES

The investment strategies of each of the funds are non-fundamental policies and thus may be changed by the Board without shareholder approval.

Global High Yield Bond Portfolio

Investment Objectives. The fund’s investment objective is to maximize total return, consistent with the preservation of capital. As a secondary objective, the fund will seek capital appreciation. The fund’s shareholders have approved the designation of the fund’s investment objective as non-fundamental.

Key Investments. The fund invests primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. The fund may also invest up to 20% of its assets in equity and equity-related securities and invest up to 100% of its assets in securities of foreign issuers. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit Quality. The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration. The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Equity Securities. Global High Yield Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such a purchase is appropriate.

Investment Grade Securities. There may be times when, in the portfolio managers’ judgment, conditions in the securities markets would make pursuing the fund’s basic investment strategy inconsistent with the best interests of the fund’s shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than “Baa” by Moody’s Investors Service (“Moody’s”) or “BBB” by Standard & Poor’s (“S&P”), or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities (supported by varying degrees of credit but generally not backed by the full faith and credit of the U.S. Government); commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the portfolio managers’ determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the portfolio managers’ opinion, adverse conditions prevail in the securities markets which makes Global High Yield Bond Portfolio’s investment strategy inconsistent with the best interests of the fund’s shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.

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Below Investment Grade Securities. Global High Yield Bond Portfolio intends to invest, under normal market conditions, at least 80% of its assets in below investment grade securities (rated lower than “Baa” by Moody’s or “BBB” by S&P), or in securities determined by the portfolio managers to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Certain of the debt securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.

In light of the risks associated with high yield debt securities, the portfolio managers will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The portfolio managers will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. Global High Yield Bond Portfolio’s ability to achieve its investment objectives may be more dependent on the portfolio managers’ credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. Global High Yield Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The portfolio managers anticipate that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

The investment manager will have discretion to select the range of durations of the fixed-income securities in which the fund may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio duration of 3 to 7 years. However, the average portfolio duration may vary substantially from time to time depending on economic and market conditions. Duration is an approximate measure of the sensitivity the value of the fund’s portfolio to changes in interest rates.

Strategic Bond Portfolio

Investment Objective. The fund seeks to maximize total return, consistent with the preservation of capital. The fund’s shareholders have approved the designation of the fund’s investment objective as non-fundamental.

Key Investments. The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. Such securities may be non-U.S. dollar denominated. The fund may also invest up to 20% of its assets in equity and equity related securities. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

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Credit Quality. The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration. The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

General. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser broad discretion to deploy the fund’s assets among certain segments of the fixed-income market that the subadviser believes will best contribute to the achievement of the fund’s objectives. At any point in time, the subadviser will deploy the fund’s assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The subadviser has entered into a subadvisory agreement with Western Asset Limited pursuant to which Western Asset Limited will provide certain advisory services to the subadviser relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.

The portfolio managers will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the portfolio managers will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the portfolio managers will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The portfolio managers will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, the portfolio managers will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Portfolio does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

Equity Securities. Strategic Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The

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fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the manager’s opinion such purchase is appropriate.

In order to maintain liquidity, Strategic Bond Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the portfolio managers’ determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody’s or S&P, or, if unrated, deemed by the portfolio managers to be of equivalent quality. While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Below Grade Investment Securities. In pursuing the Strategic Bond Portfolio’s investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as “junk bonds.” Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund’s investment manager does not anticipate investing in excess of 75% of the fund’s assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in the portfolio managers’ determination, the yield available from such securities outweighs their additional risks. The portfolio managers anticipate that under current market conditions, a significant portion of the fund’s assets will be invested in such securities. By investing a portion of the fund’s assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings.

In light of the risks associated with high yield corporate and sovereign debt securities, the portfolio managers will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The portfolio managers will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund’s ability to achieve its investment objectives may be more dependent on the portfolio managers’ credit analysis than would be the case if it invested in higher quality debt securities.

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Foreign Securities and Sovereign Debt. Strategic Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The portfolio managers anticipates that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

Strategic Bond Portfolio may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The portfolio managers expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. The portfolio managers anticipates that the fund’s investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The portfolio managers also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

Strategic Bond Portfolio may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage “dollar rolls.”

ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve

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accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which the portfolio managers believe, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

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Borrowing

The funds may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. International All Cap Opportunity may borrow from banks for temporary or emergency purposes, such as to meet redemptions of fund shares, up to 33% of the value of its total assets.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Brady Bonds

Global High Yield Bond Portfolio and the Strategic Bond Portfolio also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

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Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

Strategic Bond Portfolio may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “mortgage assets”). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Strategic Bond Portfolio has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Strategic Bond Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later

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than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as ADRs, EDRs and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign

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companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Derivatives

A detailed discussion of derivatives that may be used by the subadvisers on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. “Derivatives,” as used in each respective fund’s Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts, currency or credit default swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund’s income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the portfolio managers’ abilities to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund’s portfolio securities.

A fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies.

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund

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(adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the portfolio managers expect that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures. Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and ADRs, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

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Options. As indicated in each respective fund’s Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each respective fund’s Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund,

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the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the NYSE Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the portfolio managers expect general stock market prices to rise, a fund might purchase a call option on a stock index or on futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

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(c) Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board of Trustees. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

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Caps, floors and collars are more recent innovations and, accordingly, they are generally less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund’s accrued obligations under the agreement. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the investment manager deems it desirable to do so.

Credit Default Swaps. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency

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approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a

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foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options, will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk Factors Associated with Derivatives. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options,

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buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when the portfolio managers deem it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the U.S., derivatives may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

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Options. A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the portfolio managers must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the portfolio managers deem to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect in their forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the portfolio managers are correct in their forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

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Investment Company Securities. Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U. S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Firm Commitments

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed Income Securities

Fixed income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national government, both U.S. and foreign, and supranational entities. Changes in market yields will affect a fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term

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securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the funds will invest primarily in fixed-income securities, the net asset value of these fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The portfolio managers or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Limitations. A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the

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ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available

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in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

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With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

Guaranteed Mortgage Pass-through Securities

Strategic Bond Portfolio may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

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Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

High Yield Securities

Global High Yield Bond Portfolio and Strategic Bond Portfolio may invest without limitation in domestic and foreign “high yield” securities, commonly known as “junk bonds.”

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the portfolio managers will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

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Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

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The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Inverse Floating Rate Obligations

The funds may invest in inverse floating rate obligations, or “inverse floaters.” Inverse floaters are created when municipal bonds, typically with a fixed interest rate, are deposited in a special purpose trust sponsored by a broker-dealer. To the depositors of the bonds, the trust issues, among other things, an inverse floating rate certificate, that is, an “inverse floater” (sometimes also referred to as a “residual interest bond”). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Investors tend to invest in inverse floaters to gain investment exposure to a long-term municipal bond.

Like most fixed income securities, the value of inverse floaters generally decreases as interest rates rise. Moreover, any rise in the reference rate of an inverse floater (which is usually as a result of a rise in interests rates) causes a drop in the coupon rate. Inverse floaters, however, generally exhibit substantially greater price

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volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. The yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As a result, the holder of the inverse floater in most circumstances bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the beneficiary of a disproportionate amount of the potential appreciation of the underlying bond’s value.

[The funds will account for the creation of self-deposited inverse floaters (i.e., all inverse floaters received from the trust when the fund deposits the underlying bonds into the trust) under generally accepted accounting principles (GAAP) as secured borrowings rather than as sales of the bonds.]

Loan Participations and Assignments

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the manager to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Voting rights may pass with the lending of securities.

The Board has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

Loans of Portfolio Securities

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the

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securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the investment manager to be of good standing and will not be made unless, in the judgment of the investment manager the consideration to be earned from such loans would justify the risk.

Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance

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may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. Strategic Bond Portfolio may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. A mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Mortgage Dollar Rolls

Strategic Bond may enter into mortgage “dollar rolls.” In a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund

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foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Privately-issued Mortgage Securities

Strategic Bond Portfolio may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate

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directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) and of failing to maintain the REIT’s exemption from registration under the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the portfolio managers, are deemed creditworthy. The portfolio managers will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the investment manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

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Certain funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds’ holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the

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market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

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A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest, especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by

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negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Stripped Mortgage Securities

Strategic Bond Portfolio may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, Strategic Bond Portfolio may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See “Taxes.”

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TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Mae”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Warrants

Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may

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include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Zero Coupon and Payment-in-kind Bonds and Deferred Payment Securities

The funds may invest in zero coupon securities, payment-in-kind (“PIK”) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of the holders of a majority of the applicable fund’s outstanding shares, which, as defined by the 1940 Act, means the lesser of: (i) 67% or more of the voting power present at a meeting at which more than 50% of the voting power is present in person or represented by proxy; or (ii) more than 50% of the voting power of the fund. Except for: (i) the investment restrictions set forth below; and (ii) each fund’s investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this SAI and in the applicable Prospectus are not fundamental policies of the funds and may be changed by vote of the Board without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which LMPFA serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund’s applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Fundamental Investment Policies

Each fund’s revised fundamental policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

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With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the funds do not contemplate borrowing money for leverage, but, if the funds do so, they will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from

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time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the funds, the funds may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3. Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). The acquisition of warrants attached to other securities is not subject to this restriction.

4. Purchase, sell or write put, call, straddle or spread options.

5. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

6. Invest in companies for the purpose of exercising management or control.

7. Invest more than 5% of the value of its total assets in securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

Diversification

The funds are currently classified as diversified funds under the 1940 Act. This means that each fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the funds cannot change their classification from diversified to non-diversified without shareholder approval.

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PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the portfolio managers in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI. See tables under “Financial highlights” in each fund’s Prospectus for the portfolio turnover rates.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board of Trustees has adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

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3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” of the fund, as defined in the 1940 Act, or the investment manager (“Independent Trustees”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor LMPFA, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly	25 days after Quarter End
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

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Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None
Electra Information Systems	Daily	None
SunGard	Daily	None

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, each subadviser is primarily responsible for its fund portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of each fund.

ClearBridge Advisors, LLC (“ClearBridge”) negotiates commissions with broker dealers on all transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price.

With respect to Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”), transactions on stock exchanges involve the payment of

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negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its sub-advisory agreement, each subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadvisers in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.

For the fiscal year ended December 31, 2006, each of the funds indicated below paid commissions for research-related services as follows:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
Global High Yield Bond Portfolio*	$0	$0
Strategic Bond Portfolio*	$0	$0

*	Fixed income funds do not generally pay brokerage commissions.

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Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2004, 2005 and 2006, the funds paid aggregate brokerage commissions and brokerage commissions to CGMI, as follows:

Fund	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid by the Fund to CGMI	% of Aggregate Brokerage Commissions Paid to CGMI	% of the fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through CGMI
Global High Yield Bond Portfolio
Year Ended December 31, 2004	$128	$0	$0	$0
Year Ended December 31, 2005	$0	$0	$0	$0
Year Ended December 31, 2006	$0	$0	$0	$0

Strategic Bond Portfolio
Year Ended December 31, 2004	$559	$0	$0	$0
Year Ended December 31, 2005	$0	$0	$0	$0
Year Ended December 31, 2006	$4,080	$0	$0	$0

As of December 1, 2005, LMIS became an underwriter of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2006, the funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadvisers’ other clients. Investment decisions for each fund and for the subadvisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

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During the fiscal year ended December 31, 2006, the funds purchased securities issued by the following regular broker-dealers of such fund, which had the following values as of December 31, 2006:

Fund	Broker-Dealer	D = Debt E = Equity	Value of Securities
Global High Yield Bond Portfolio	J.P. Morgan Chase	D	$579,524

Strategic Bond Portfolio	Banc of America Securities, LLC	D	$579,524
	Lehman Brothers, Inc.	D	$1,693,724
	Morgan Stanley	D	$2,225,433
	Credit Suisse Securities (USA) LLC	D	$924,713
	JP Morgan Chase & Co.	D	$743,119
	Bear Stearns Securities Corp.	D	$594,022
	Deutsche Bank Securities LLC	D	$586,753
	Goldman Sachs & Co.	D	$215,492
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$3,393

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TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund’s Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative instructions thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under the Code. Qualification as a RIC requires, among other things, that a fund:

(i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers of which 20% or more of the voting securities are held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Investments in Partnerships, including in Qualified Publicly Traded Partnerships, may result in a fund’s bring subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a fund will not be subject to federal income tax on its “investment company taxable income” (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain.

If for any taxable year a fund does not qualify as a RIC, or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the

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aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a fund should fail to qualify as a RIC, such fund would be considered as a single investment, which may result in contracts invested in that portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

A fund will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”)

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under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Dividends or other income (including in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Since the funds’ shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account’s proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

If a fund should fail to comply with the diversification requirements, contracts invested in the fund may not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified. Under certain circumstances, failure to satisfy the diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax which the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the Portfolio did not satisfy the diversification requirements. Failure to satisfy the diversification requirements may also result in adverse tax consequences for the insurance company issuing the contracts.

A fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If a fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the

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Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.

NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see “Share transactions—Share Prices” in the prospectus for a description of the procedures used by each fund in valuing its assets.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its Class I shares and Class II shares to the separate accounts of Participating Insurance Companies and Plans on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Payment of Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if the investment manager determines that the offered securities area a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund’s share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a fund except when authorized to do so and in accordance with specific instructions received from the manager.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the

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net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund’s then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

INVESTMENT MANAGER

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement,” and collectively the “Management Agreements”) with each fund. Each Management Agreement was approved by the Board, including a majority of the Independent Trustees, on June 28, 2006. Each Management Agreement became effective on August 1, 2006. The investment manager is a wholly-owned subsidiary of Legg Mason. Prior to August 1, 2006, the investment manager was similarly an indirect wholly-owned subsidiary of Legg Mason. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and other services to the funds.

Under each Management Agreement, subject to the supervision and direction of the funds’ Board, the investment manager is delegated the responsibility of managing each fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The investment manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Investment decisions for a fund are made independently from those of other funds or accounts managed by LMPFA and/or the subadvisers. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

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As compensation for its services, LMPFA receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows:

Global High Yield Bond Portfolio*
First $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%

Strategic Bond Portfolio
First $1 Billion	0.650%
Next $1 Billion	0.625%
Next $3 Billion	0.600%
Over $5 Billion	0.575%
Over $10 Billion	0.550%

*	Services previously provided under the fund’s administrative agreement are incorporated into the fund’s management contract and there is no longer a separate administrative agreement.

For the fiscal years ended December 31, 2004, 2005 and 2006, LMPFA or its predecessor as investment manager has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:

	Gross Fees		Waiver	Expenses Reimbursed
Global High Yield Bond Portfolio
Year Ended December 31, 2004	$339,142	(1)	$69,412	$0
Year Ended December 31, 2005	$480,637	(1)	$63,817	$7,688
Year Ended December 31, 2006	$771,167		$21,791	$2,757

Strategic Bond Portfolio
Year Ended December 31, 2004	$736,683	(2)	$0	$0
Year Ended December 31, 2005	$750,656	(2)	$0	$0
Year Ended December 31, 2006	$662,969		$3,721	$0

(1)	The fund also paid the prior investment manager administration fees for the fiscal years ended December 31, 2006 and 2005 in the amounts of $22,609 and $22,727, respectively.
(2)	The fund also paid the prior investment manager administration fees for the fiscal years ended December 31, 2004 and 2005 in the amounts of $49,112 and $38,832, respectively.

Each Management Agreement has an initial term of two years and continue in effect year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. A fund or the investment manager may terminate the Management Agreement on 60 days’ written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by each fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

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The Subadvisers

The subadvisers of each fund perform the day-to-day portfolio management of the fund. As compensation for its services, the manager will pay a fund’s subadviser a fee equal to 70% of the management fee paid to LMPFA. Since the sub-advisory agreements went into effect on August 1, 2006, no fees were paid by the manager to a subadviser under the sub-advisory agreements during a fund’s past three fiscal years. The following is a list of each fund, its applicable subadvisers, and the subadvisory fees paid by the manager to the applicable subadvisers for the period from August 1, 2006 through December 31, 2006.

Fund	Subadviser(s)	Subadvisory Fees
Global High Yield Bond Portfolio	Western Asset and Western Asset Limited	$304,994
Strategic Bond Portfolio	ClearBridge, Western Asset and Western Asset Limited	$191,985

ClearBridge, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to Strategic Bond Portfolio pursuant to sub-advisory agreements between the manager and ClearBridge that were approved by the Board, including a majority of the Independent Trustees, on June 28, 2006 (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”). Under the Subadvisory Agreements, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For ClearBridge’s services, LMPFA (not the fund) pays ClearBridge a fee, computed daily and payable monthly, at an annual rate equal to 70% of the fee received by LMPFA from the funds.

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the subadviser to the funds noted above pursuant to sub-advisory agreements between the manager and Western Asset that were approved by the Board, including a majority of the Independent Trustees, on June 28, 2006 (each a “Sub-Advisory Agreement”). Under the Subadvisory Agreement, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For Western Asset’s services, LMPFA (not the fund) pays the subadviser a fee, computed daily and payable monthly, at an annual rate equal to 70% of the net fee received by LMPFA from the fund.

Western Asset Limited, 10 Exchange Square, London EC2A 2EN, an affiliate of Legg Mason, serves as an investment sub-subadviser to Strategic Bond Portfolio under a Sub-Sub-Advisory Agreement between Western Asset Limited and Western Asset (“Sub-Sub-Advisory Agreement”).

Western Asset Limited provides research, analytical and trading support for the fund’s investment program, as well as exercising investment discretion for part of each fund, subject to the supervision of Western Asset and LMPFA and the overall direction of the Board. As compensation for Western Asset Limited’s services and for expenses borne by Western Asset Limited under the Sub-sub-Advisory Agreement, Western Asset pays Western Asset Limited a fee, computed daily and payable monthly, at an annual rate equal to 0.30% of the fund’s average daily net assets allocated to Western Asset Limited.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments for certain funds that is performed by LMPFA, manage a fund in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

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Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect with respect to a fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the Sub-Sub-Advisory Agreement between Western Asset and Western Asset Limited, Western Asset Limited will not be liable for any error of judgment or mistake of law or for any loss suffered by LMPFA or by the fund in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Sub-Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, by LMPFA, by Western Asset or by Western Asset Limited, on not less than 60 days’ notice to the fund and/or the other party(ies). The Sub-Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or Sub-Advisory Agreement or upon the mutual written consent of LMPFA, Western Asset, Western Asset Limited and the fund.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trust’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such

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expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each fund, the investment manager, ClearBridge, Western Asset, Western Asset Limited and the funds’ distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Where personnel covered by a fund’s Code of Ethics are employed by more than one of the investment managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the fund’s Code of Ethics.

Copies of the Codes of Ethics of the funds, their investment manager, ClearBridge, Western Asset, Western Asset Limited and LMIS are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by a subadviser, the Board has approved delegating proxy voting discretion to the subadvisers believing that the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the subadviser would vote the proxy in accordance with the principals set forth in its proxy voting policies and procedures.

Attached as Appendices B, C and D are the summaries of the guidelines and procedures that the respective subadvisers, on behalf of the funds, use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the respective fund or the subadvisers, on the other hand. This summary of the guidelines gives a general indication as to how the subadvisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadvisers always endeavor to vote proxies relating to portfolio securities in accordance with the fund’s respective investment objectives.

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Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Commodity Exchange Act Exclusion

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Global High Yield Bond Portfolio	S. Kenneth Leech‡	134 registered investment companies with $100.5 billion in total assets under management	119 other pooled investment vehicles with $125.5 billion in assets under management	953 other accounts with $274 billion in total assets under management(2)

	Stephen A. Walsh‡	134 registered investment companies with $101 billion in total assets under management	119 other pooled investment vehicles with $125 billion in assets under management	953 other accounts with $274 billion in total assets under management(2)

	Michael C. Buchanan‡	17 registered investment companies with $8 billion in total assets under management	6 other pooled investment vehicles with $3 billion in assets under management	11 other accounts with $779 million in total assets under management

	Keith J. Gardner*	7 registered investment companies with $1.5 billion in total assets under management	7 other pooled investment vehicles $1.1 billion in total assets under management	1 other account with $14 million in total assets under management(7)

*	Messr. Gardner became a portfolio managers of the Legg Mason Partners Variable Global High Yield Bond Portfolio as of May 17, 2007, and the information provided above is given as of March 31, 2007.

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Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Detlev S. Schlichter(1)	2 registered investment companies with $208 million in total assets under management	22 other pooled investment vehicles with $4 billion in assets under management	63 other accounts with $24.3 billion in total assets under management(6)

Strategic Bond Portfolio	S. Kenneth Leech‡	134 registered investment companies with $101 billion in total assets under management	119 other pooled investment vehicles with $125 billion in assets under management	953 other accounts with $274 billion in total assets under management(2)

	Stephen A. Walsh‡	134 registered investment companies with $101 billion in total assets under management	119 other pooled investment vehicles with $125 billion in assets under management	953 other accounts with $274 billion in total assets under management(2)

	Carl L. Eichstaedt(1)	13 registered investment companies with $3.5 billion in total assets under management	3 other pooled investment vehicles with $468 million in assets under management	104 other accounts with $23.7 billion in total assets under management(3)

	Edward A. Moody(1)	3 registered investment companies with $743 million in total assets under management	1 other pooled investment vehicle with $111 million in total assets under management	112 other accounts with $20.3 billion in total assets under management(4)

	Mark Lindbloom(1)	7 registered investment companies with $3.2 billion in total assets under management	5 other pooled investment vehicles with $416 million in assets under management	22 other accounts with $4.6 billion in total assets under management(5)

	Detlev S. Schlichter(1)	2 registered investment companies with $208 million in total assets under management	22 other pooled investment vehicles with $4 billion in assets under management	63 other accounts with $24.3 billion in total assets under management(6)

(1)	As of February 28, 2007.
(2)	Includes 96 accounts managed, totaling $31.2 billion, for which the advisory fees are performance based.
(3)	Includes 3 accounts managed, totaling $1.1 billion, for which the advisory fees are performance based.
(4)	Includes 10 accounts managed, totaling $3.2 billion, for which the advisory fees are performance based.
(5)	Includes 2 accounts managed, totaling $1.0 billion, for which the advisory fees are performance based.
(6)	Includes 21 accounts managed, totaling $7.1 billion, for which the advisory fees are performance based.
(7)	Includes one account managed, totaling $14 million, for which the advisory fees are performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the investment manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

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Portfolio Manager Compensation

The description below relates to the manager and ClearBridge, Western Asset and Western Asset Limited, each affiliates of the manager. Certain of the funds’ portfolio managers may be employed concurrently by the investment manager and by either ClearBridge, Western Asset or Western Asset Limited. The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge Advisors, LLC (“ClearBridge”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has an incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the funds’ portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). The peer group of non-Clearbridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by Clearbridge) relevant peer group performance and ranking data. Longer-term (5- year) performance is more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge Chief Investment Officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral tracks performance of their primary managed product while another 25% tracks performance of an elected fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Western Asset and Western Asset Limited Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups

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and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadvisers and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadvisers seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide the subadvisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadvisers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The subadviser(s) or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Global High Yield Bond Portfolio	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Michael C. Buchanan	none
	Detlev S. Schlichter	none
	Keith J. Gardner*	none

Strategic Bond Portfolio	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Carl L. Eichstaedt	none
	Edward A. Moody	none
	Mark Lindbloom	none
	Detlev S. Schlichter	none

*	Information provided as of March 31, 2007.

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DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”). Prior to December 1, 2005, CGMI served as the funds’ distributor.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act. From time to time, Service Agents or their Affiliates also may pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect or the net amount invested. Service Agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of a fund.

Shares of each fund are sold continuously by LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, and CGMI, each fund’s distributors. A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the distribution agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, except that the distribution agreements with CGMI may be terminated upon 90 days’ written notice by CGMI.

With respect to each of the fund’s last three fiscal years and, with respect to LMIS, the period December 1, 2005 through December 31, 2006, no underwriting commissions/sales charges were paid to or retained by CGMI or LMIS.

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board has adopted an amended distribution plan with respect to Class II shares of each fund pursuant to the Rule (the “Plan”). The Board, in the exercise of its business judgment made in the best interests of the shareholders of the funds, has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders and has approved the continuation of the Plan.

Class II shares of the funds are authorized, pursuant to the Plan adopted pursuant to the Rule, to pay LMIS and CGMI an annual distribution fee with respect to the Class II shares of each fund at the rate of 0.25% of the value of the average daily net assets attributable to the Class II shares. The distribution fee is paid to LMIS and CGMI for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II shares.

The expenses incurred in connection with these activities include, but are not necessarily limited to, the costs of: printing and distributing a Prospectus, SAI and reports to existing and prospective VA contract and VLI policy holders and Plan Participants who invest in a fund; preparing, printing and distributing sales literature relating to a fund and including materials intended for use within the Participating Insurance Companies; holding seminars and sales meetings designed to promote distribution of Class II shares of a fund; obtaining information and providing explanations to VA contract and VLI policy holders and Plan Participants regarding fund investment objectives and policies and other information about a fund, including the performance of the fund; training sales personnel regarding a fund; compensation sales personnel in connection with the allocation of cash

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values and premiums of the VA contracts to a fund; personal service and/or maintenance of VA contracts and VLI policy holders’ and Plan Participants’ accounts with respect to Class II shares of a fund attributable to such accounts; and financing any other activity that the Board determines is primarily intended to result in the sale of Class II shares.

LMIS and CGMI may also make payments to assist in the distribution of a fund’s shares out of the other fees received by it or its affiliates from such fund, its past profits or any other sources available to it and such payments are deemed authorized by the Plan with respect to Class II shares.

The Plan does not provide for payments to assist in the distribution of a fund’s other class of shares. From time to time, LMIS and CGMI may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to LMIS and CGMI under the Plan and payments by LMIS and CGMI to selected Participating Insurance Companies are payable only for the various costs incurred or paid by such Participating Insurance Companies in connection with the distribution of Class II shares of a fund.

A quarterly report of the amounts expended with respect to each fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Trust’s Board for its review. In addition, each Plan provides that it may not be amended with respect to Class II shares of any fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that Class, and that other material amendments of the Plan must be approved by the Trust’s Board and by the Trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and its related agreements are subject to annual approval of the Board by a vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to Class II shares of a fund at any time, by majority vote of the Trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by the Trust by vote of a majority of the shares of Class II shares of a fund.

Listed below are the distribution fees paid by each fund for Class II Shares under its 12b-1 plan for the fiscal years ended December 31, 2004, 2005 and 2006.

Fund	Distribution Fees Paid for the Fiscal Year Ended December 31, 2006	Distribution Fees Paid for the Fiscal Year Ended December 31, 2005	Distribution Fees Paid for the Fiscal Year Ended December 31, 2004
Global High Yield Bond Portfolio	$65,465	$32,032	$5,012
Strategic Bond Portfolio	$0	$0	$0

For the year ended December 31, 2006 with respect to payments made to CGMI and LMIS, the aggregate amount paid by the Class II shares of the Global High Yield Bond Portfolio under its Plan was as follows:

Fund	Compensation paid by CGMI, LMIS, and Affiliates to Selected Dealers(1)	Compensation paid by CGMI, LMIS, and Affiliates to Sales Personnel	Amount spent by CGMI, LMIS, and Affiliates on Advertising	Amount spent by CGMI, LMIS, and Affiliates for printing and mailing of Prospectus	Total Amount of Expenses Incurred by CGMI, LMIS, and its Affiliates in Connection with Distribution of the funds(2)

Global High Yield Bond Portfolio	$0	$65,465	$0	$0	$65,465

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each fund’s Plan, as well as out of other revenue received by LMPFA and its affiliates.

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Fees under the Distribution Plans may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of Class II shares of the funds, and to other parties in respect of the sale of Class II shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

Each Distribution Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if expenses exceed the fees provided for by the Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Plan for each fund, the Trustees will review the Plan and the expenses for each class within the fund separately.

Each Plan also recognizes that various service providers to the fund, such as the investment manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan, if permitted under applicable law.

As contemplated by the Distribution Plans, each distributor acts as an agent of the Trust in connection with the offering of shares of the funds pursuant to the respective Distribution Agreements.

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CUSTODIAN AND TRANSFER AGENT

Custodian. State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, MA 02112, serves as each fund’s custodian. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds’ investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Transfer Agent. PFPC Inc. (the “transfer agent”), 4400 Computer Drive, Westborough, Massachusetts 07581, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM, which were the investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

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On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Advisers Act and the rules promulgated thereunder. Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or

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sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manger does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. the complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the former Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the funds’ investment manager believes that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the funds’ investment managers and their affiliates to continue to render services to the funds under their respective contracts.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge (formerly Salomon Brothers Asset Management Inc.) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and ClearBridge for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Management Inc.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the fund.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust also is named in the complaint as a nominal defendant.

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The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending December 31, 2007.

COUNSEL

Bingham McCutchen LLP serves as counsel to each fund, and is located at 150 Federal Street, Boston, Massachusetts 02110-1726.

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OTHER INFORMATION ABOUT THE TRUST

The Trust. The certificate of trust to establish the Trust was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the funds were redomiciled as a series of the Trust. Prior thereto, the funds were series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to reorganization of the funds as series of Legg Mason Partners Variable Portfolios II, the funds were series of Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

The funds are series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants. The variable account will vote the shares of the Trust held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a Contract, offered by certain insurance companies designated by the Trust, having a voting interest in the relevant subaccount (the “Subaccount”). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

The Trust offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of seven series have been authorized, which represent the interests in the seven funds described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The Participating Insurance Companies send a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the funds at the end of the period covered. Contract owners may make inquiries regarding the Trust and its funds, including the current performance of the funds, to a representative of a Participating Insurance Company or their Service Agent.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

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Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits

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the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

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FINANCIAL STATEMENTS

The audited financial statements of the funds’ predecessors (Statement of Assets and Liabilities as of December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2006, Financial Highlights for each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Reports to Shareholders of the Funds), are incorporated by reference into this SAI. They were filed with the Securities and Exchange Commission on March 9, 2007 (Accession Numbers 0001193125-07-050852 and 0001193125-07-050579).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

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Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in

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accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

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Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project

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finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

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Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-9

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-10

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, to each subadviser through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (ClearBridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge

1	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

C-1

business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

C-2

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT COMPANY AND WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

April 30, 2007

As Supplemented June 5, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable Government Portfolio

125 Broad Street

New York, NY 10004

800-451-2010

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the prospectuses dated April 30, 2007 for Legg Mason Partners Variable Government Portfolio (the “Portfolio”), as supplemented from time to time, and should be read in conjunction therewith. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Portfolio assumed the assets and liabilities of a predecessor fund with the same name. The Portfolio is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of the Portfolio’s predecessor.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The prospectuses and copies of the reports may be obtained from designated insurance companies offering separate accounts (“separate accounts”) which fund certain variable annuity and variable life insurance contracts (each, a “contract”) and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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GENERAL INFORMATION

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), a recently organized investment adviser and limited liability company, 399 Park Avenue, New York, NY 10022, serves as investment manager to the Portfolio. LMPFA provides administrative and certain oversight services to the Portfolio. Western Asset Management Company (“Western” or the “subadviser”) serves as the subadviser to the Legg Mason Partners Variable Government Portfolio. Western provides the day-to-day portfolio management of the Portfolio. The manager and Western are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGMI,” and with LMIS, the “distributors”) are the distributors of the Portfolio’s shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the prospectuses and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolio can be expected to affect the return of the Portfolio and the degree of market and financial risk to which the Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which the Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

The Portfolio is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (“1940 Act”), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

The Portfolio seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself and (2) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. “STRIPS”), all of which are backed by the full faith and credit of the United States. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Portfolio will provide its shareholders with at least 60 days’ prior notice of any change in this policy.

The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio’s cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such

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options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio’s securities and potentially one or more of the following additional sources:

•	premiums earned upon the expiration of options written;

•	net profits from closing transactions; and

•	net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio’s investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“GNMA”) Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”).

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the subadviser seeks to moderate market risk by generally maintaining a portfolio duration within plus or minus 20% of the duration of the Portfolio’s benchmark, which is expected to be within one to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a debt security’s yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “price volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment taking no account of the pattern of the security’s payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the subadviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the subadviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio’s capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the subadviser will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio’s net

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asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio’s total return and not to “enhance” monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the Portfolio’s investments and risks contained in the Prospectus. The Portfolio indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the subadviser’s investment strategies for the Portfolio, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense. For further information about risks associated with these practices, see “Additional Risk Factors” below.

Equity Securities

Illiquid and Restricted Securities. The Portfolio may invest up to 15% of the value of its assets in illiquid or restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended (the “1933 Act”), and are thus subject to restrictions on resale. Excluded from this limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the subadviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in the Portfolio’s inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Fixed Income Securities

Mortgage Related Securities. The Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as “mortgage-related securities.”

Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the

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securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio’s higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

The Government National Mortgage Association (“GNMA”) is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA’s principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association (“GNMA Certificates”) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the “modified pass-through” type. “Modified pass-through” GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FMHA”), or guaranteed by the Veterans Administration (“VA”). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1. Certificates are usually issued at a premium or discount, rather than at par.

2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

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3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate’s coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

The Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) is a publicly-traded stockholder-owned corporation that was created by Congress in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. It receives no federal funding. Freddie Mac issues two types of mortgage pass-through securities, mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. Although Freddie Mac guarantees timely monthly payment of interest of PCs and the ultimate payment of principal, the obligations of Freddie Mac are not guaranteed by and are not debt or obligations of the U.S. or any federal agency or instrumentality other than Freddie Mac.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

The Federal National Mortgage Association (“FNMA”) creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Mortgage Dollar Rolls. The Portfolio may undertake mortgage “dollar rolls.” In mortgage “dollar rolls” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect to dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

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Forward Commitments. The Portfolio may purchase or sell U.S. Government securities on a “when-issued” or “delayed delivery” basis (“Forward Commitments”). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio’s use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When the Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio’s books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Corporate Debt Obligations. The Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

U.S. Government Securities. The U.S. Government securities in which the Portfolio may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

Short-Term Investments. In certain circumstances the Portfolio may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and

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similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent the Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio’s investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Portfolio, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Derivative Instruments

Options, Futures Contracts and Related Options

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio’s current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. the Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to the Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio maintains in a segregated account with the Portfolio’s custodian cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. The Portfolio generally would sell put options when the subadviser wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, the Portfolio may enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Portfolio would also realize a gain if an option it has sold lapses unexercised. The Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. The Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If the Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be

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required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, the Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options. The Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Portfolio’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio’s volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio’s net asset value. The Portfolio may purchase either listed or over-the-counter options.

Futures Contracts. The Portfolio may engage in transactions involving futures contracts and related options. The Portfolio is operated by a person who has claimed an exclusion, granted to operators of registered investment companies like the Portfolio, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act and, therefore, is not subject to registration or regulation with respect to the Portfolio under the Commodity Exchange Act.

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange (“CME”), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices.

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Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange (“Nikkei Index”), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

Single Stock Futures. The trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs,” is now permitted. As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for the Portfolio to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Portfolio may invest, where the Portfolio has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the Portfolio has a position in a SFC, the Portfolio has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when the Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

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When the Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (“anticipatory hedge”). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio’s securities (“defensive hedge”). To the extent that the Portfolio’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

For example, if the Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio’s securities declined during the period the contracts were outstanding, the value of the Portfolio’s futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

Options on Futures Contracts. The Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, the Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including currency and market index transactions by the Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when the Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio’s obligations or to segregate liquid securities equal to the amount of the Portfolio’s obligations.

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OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation (“OCC”)-issued and exchange-listed index options will generally provide for cash settlement, although the Portfolio may not be required to do so. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Portfolio enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. The Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Practices

Borrowing. The Portfolio may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell

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securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with broker-dealers or banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser’s holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager or subadviser may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolio, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Portfolio. The Portfolio may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements involve leverage and may exaggerate any interim increase or decrease in the value of the Portfolio’s assets. The Portfolio’s custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments. The Portfolio’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate income, the Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to

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terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

Diversification. The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With regard to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

ADDITIONAL RISK FACTORS

The prospectuses and the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI discuss certain of the risk factors associated with the investment policies and strategies employed by the Portfolio. The following discussion supplements these descriptions of risk factors.

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolio may be quite volatile.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolio to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument;

Income Risk. When interest rates decline, the Portfolio’s income may decline;

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than

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scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an “NRSRO”), such as those rated BBB by S&P or Baa by Moody’s, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, are not “investment grade,” and may have more speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because these high yield bonds, commonly referred to as “junk bonds,” have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may not be widely followed by the investment community, may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio’s total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See “Dividends, Distributions and Taxes”. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent

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declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Portfolio’s investments are denominated relative to the U.S. dollar will affect the Portfolio’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Portfolio’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that the Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Portfolio’s investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as

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predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, the Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments. Please also see the description in the “INVESTMENT PRACTICES AND ASSOCIATED RISKS” section of this SAI of certain derivative instruments in which the Portfolio might invest for more information about those instruments and the risks on investing in them.

Leverage and associated price volatility. The use of certain derivatives may involve leverage for the Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio’s investors and enable the Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify the Portfolio’s gain or loss from an investment in much the same way that incurring indebtedness does;

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to the Portfolio’s restrictions on illiquid investments. As a result, these instruments may be more difficult to value.

Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Portfolio is reviewed and analyzed by the Portfolio’s subadviser to assess the risk and reward of each such instrument in relation to the Portfolio’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the

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instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, the Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

As with options on debt securities, the holder of an option may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on Futures Contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Portfolio will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Portfolio because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Special Risks of Options. In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

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The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by affiliates of Legg Mason may be deemed to constitute a group for these purposes. In light of these limits, the Board may determine at any time to restrict or terminate the public offering of the Portfolio’s shares (including through exchanges from the other funds).

Exchange markets in options on U.S. government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Economic and Monetary Union (EMU). Twenty-five European countries participate in the European Economic and Monetary Union (EMU) and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolio.

INVESTMENT POLICIES

The Portfolio has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth below or referred to in the prospectuses is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Fundamental Investment Policies

The Portfolio’s fundamental investment policies are as follows:

(1) The Portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(2) The Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Portfolio may not make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Portfolio’s net investment income in any given period. Currently the Portfolio does not contemplate borrowing money for leverage, but if the Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. If the Portfolio

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engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply if the Portfolio invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or a sub-adviser believes the income justifies the attendant risks. The Portfolio also will be permitted by this policy to make loans of money, including to other funds. The Portfolio would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits the Portfolio from issuing senior securities except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. The Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities and contracts related to physical

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commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the Portfolio’s purchases of illiquid securities to 15% of net assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Portfolio invests a significant percentage of its total assets in a single industry, it may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

The Portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy

The Portfolio has also adopted the following non-fundamental investment policy that may be changed by the Trust’s Board at any time. Accordingly, the Portfolio may not:

invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio’s books).

MANAGEMENT

The business affairs of the Portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Portfolio who are not “interested persons” of the Portfolio (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the Portfolio, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships

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they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Adviser to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

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Name and Year of Birth	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

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Name, Year of Birth and Address	Position(s) with Portfolio	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Portfolio receive no compensation from the Portfolio, although they may be reimbursed by the Portfolio for reasonable out-of-pocket expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the Portfolio’s audit, the Portfolio’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Portfolio, and the qualifications and independence of the Portfolio’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the

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Portfolio’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the Portfolio’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Portfolio’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Portfolio’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the Portfolio’s last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the Portfolio and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None	None
A. Benton Cocanougher	None	$10,001-$50,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	$10,001-$50,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over $100,000
Diana R. Harrington	None	$10,001-$50,000
Susan M. Heilbron	None	None
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the Portfolio, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the Portfolio.

Information regarding compensation paid by the Portfolio to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Portfolio’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Portfolio for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Portfolio pays a pro rata share of the Trustee fees based upon asset size. The Portfolio currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee Meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Recently Elected Board

Name of Trustee	Aggregate Compensation from the Portfolio(1)(2)	Total Pension or Retirement Benefits Paid as Part of Portfolio Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Funds in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	$688	(3)	$154,500	37
A. Benton Cocanougher	$1,156	(3)	$161,000	37
Jane F. Dasher	N/A	$0	$86,100	27
Mark T. Finn	$1,069	(3)	$179,385	37
Rainer Greeven	N/A	$0	$74,000	11
Stephen Randolph Gross	$1,094	(3)	$191,000	37

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Name of Trustee	Aggregate Compensation from the Portfolio(1)(2)	Total Pension or Retirement Benefits Paid as Part of Portfolio Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Funds in Fund Complex Overseen by Trustee(1)
Richard E. Hanson, Jr.	N/A	$0	$80,900	27
Diana R. Harrington	$698	(3)	$159,625	37
Susan M. Heilbron	N/A	$0	$66,200	11
Susan B. Kerley	$717	(3)	$173,000	37
Alan G. Merten	$688	(3)	$148,500	37
R. Richardson Pettit	$688	(3)	$154,500	37

Name of Interested Trustee
R. Jay Gerken	—	$0	—	162

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Portfolio’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

For the fiscal year ended October 31, 2006, the Trustees of the Portfolio were paid the compensation listed below for service as a Trustee. Information as to the compensation paid to the Trustees of the Portfolio for the calendar year ended December 31, 2006 also is shown below.

Prior Board

Name of Trustee	Aggregate Compensation from the Portfolio for Fiscal Year Ended 10/31/06	Total Pension or Retirement Benefits Paid as Part of Portfolio Expenses for Fiscal Year Ended 10/31/06(2)	Total Compensation from Fund Complex Paid to Trustee for Fiscal Year Ended 10/31/06(5)	Number of Funds in Fund Complex Overseen by Trustee
Independent Trustees
Elliott J. Berv	$688	(3)	$154,500	37
Donald M. Carlton	$704	(4)	$164,500	37
A. Benton Cocanougher	$1,054	(3)	$161,000	37
Mark T. Finn	$1,069	(3)	$179,385	37
Stephen Randolph Gross	$1,094	(3)	$191,000	37
Diana R. Harrington	$697	(3)	$159,625	37
Susan B. Kerley	$717	(3)	$173,000	37
Alan G. Merten	$688	(3)	$148,500	37
R. Richardson Pettit	$688	(3)	$154,500	37

Interested Trustee
R. Jay Gerken(1)	—	$0	—	168

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Name of Trustee	Aggregate Compensation from Portfolio for Year Ended 12/31/06	Total Pension or Retirement Benefits Accrued as Part of Portfolio Expenses(2)	Total Compensation from Fund Complex Paid to Trustees in Year Ended 12/31/06	Number of Funds in Fund Complex Overseen by Trustee

Independent Trustees
Elliott J. Berv	$688	(3)	$154,500	37
Donald M. Carlton	$704	(4)	$164,500	37
A. Benton Cocanougher	$1,156	(3)	$161,000	37
Mark T. Finn	$1,069	(3)	$179,385	37
Stephen Randolph Gross(5)	$1,094	(3)	$191,000	37
Diana R. Harrington	$698	(3)	$159,625	37
Susan B. Kerley	$717	(3)	$173,000	37
Alan G. Merton	$688	(3)	$148,500	37
R. Richardson Pettit	$688	(3)	$154,500	37

Interested Trustee
R. Jay Gerken(1)	—	$0	—	162

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(2)	During the fiscal year ended October 31, 2006, the following former Trustees received the following retirement benefits under prior retirement plans: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $70,000; and Mr. William S. Woods, received an aggregate of $17,250. The Portfolio paid its pro rata share (based on asset size) of these aggregate benefits.
(3)	Trustees’ benefits under prior retirement plans are described in a table above. None of these benefits were paid during the period covered by this table.
(4)	Mr. Carlton retired as a Trustee of the Portfolio as of December 31, 2006. Pursuant to prior retirement plans, Mr. Carlton has received or is entitled to receive $517,678. Each fund formerly overseen by him in the Legg Mason Investment Series will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these benefits were paid during the period covered by this table.
(5)	Mr. Gross also received payment for attending an additional meeting, as described at footnote 2 to the table above.

As of April 13, 2007, all Board Members of the Portfolio and officers as a group owned in the aggregate less than 1% of the outstanding shares of the Portfolio.

As of April 13, 2007, the following persons owned of record the amounts indicated of the shares of the following classes of the Portfolio.

Shareholder Name and Address	Class	% of Shares Held
MetLife Life and Annuity Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	76.6421%

MetLife Insurance Co. of Connecticut Attn: Shareholder Accounting Dept. P.O. Box 990027 Hartford, CT 06199-0027	I	22.3064%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the Portfolio pursuant to separate investment management agreements (the “Management Agreements”) with initial terms ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Portfolio and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the Portfolio.

Under the Management Agreements, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the Portfolio in accordance with their stated investment objectives and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Portfolio, such as (i) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Portfolio’s existence, and (v) maintaining the registration and qualification of the Portfolio’s shares under federal and state laws.

The Management Agreements have an initial term ending November 30, 2007 and will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreements provide that the manager may render services to others. The Management Agreements are terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the applicable Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreements provide that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement with respect to the Portfolio, the manager receives fees, which are computed daily and paid monthly, at the following annual rates of the Portfolio’s average daily net assets on an annualized basis for the Portfolio’s then-current fiscal year: 0.55% on assets up to $2 billion, 0.50% on assets between $2 billion and $4 billion, 0.45% on assets between $4 billion and $6 billion, 0.40% on assets between $6 billion and $8 billion, and 0.35% on assets over $8 billion. The manager may reimburse the Portfolio for, or waive, all or any portion of its management fees.

Prior to July 31, 2006, SBFM served as the Portfolio’s manager under the same fee schedules as described above.

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The following table shows fees paid under the Portfolio’s Management Agreements during the fiscal years ended October 31, 2006, 2005 and 2004.

Legg Mason Partners Variable Government Portfolio
October 31, 2006 Management Fees*	$700,952
October 31, 2005 Management Fees**	$719,276
October 31, 2004 Management Fees	$734,796

*	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $4,474 to the Portfolio. After waivers and reimbursements, management fees were $696,478 for the Portfolio.
**	The manager waived a portion of the management fee and reimbursed certain expenses in the amount of $1,689 to the Portfolio. After waivers and reimbursements, management fees were $733,107 for the Portfolio.

Subadviser

Western Asset Management Company serves as the subadviser to the Portfolio pursuant to a sub-advisory agreement between the manager and Western that was approved by the Board, including a majority of the Independent Trustees, on June 29, 2006. Western is a wholly-owned subsidiary of Legg Mason.

Under the sub-advisory agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the respective Portfolio’s portfolio (or allocated portion thereof) in accordance with the Portfolio’s stated investment objective(s) and policies, assist in supervising all aspects of the Portfolio’s operations, make investment decisions for the Portfolio, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

The sub-advisory agreement has an initial term ending on November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) may terminate the sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the sub-advisory agreement on 90 days’ written notice to the Portfolio and the manager. The manager and the subadviser may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of such subadviser.

As compensation for sub-advisory services for the Portfolio, the manager will pay Western a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through October 31, 2006, the manager paid the subadviser subadvisory fees of $120,274.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the Portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates;

35

expenses relating to the issuing and redemption or repurchase of the Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Portfolio’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Portfolio, if any; and the Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Portfolio’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the Portfolio’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolio, the manager, the subadviser and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolio. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the portfolio, the manager, the subadviser and the distributors are on file with the SEC.

Proxy Voting. Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Portfolio, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent

36

subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the Portfolio as required for the Portfolio to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Portfolio’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under the Portfolio’s former name, Smith Barney Government Portfolio.

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Portfolio’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). Prior to December 1, 2005, CGMI served as the Portfolio’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Portfolio as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, except that the distribution agreement with CGMI may be terminated upon 90 days’ written notice by CGMI.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

A distributor may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, service agents or their affiliates may also pay for certain non-cash sales incentives provided to financial professionals. Such incentives do not have any effect on the net amount invested. Service agents may, from time to time, pay or allow reallowances or promotional incentives, in the form of cash or other compensation, to financial professionals that sell shares of the Portfolio.

Class I shares of the Portfolio are not subject to a shareholder services and distribution plan. Effective April 30, 2007 the Portfolio changed the name of its Class A shares to Class I shares.

Class II shares of the Portfolio have a shareholder services and distribution plan (a “12b-1 plan”) adopted in accordance with Rule 12b-1 under the 1940 Act. Effective April 30, 2007 the Portfolio changed the name of its Class B shares to Class II shares. Under the Plan, Class II shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Portfolio attributable to Class II shares. Such fees may be

37

used to make payments to the distributors for distribution services, to service agents in respect of the sale of Class II shares of the Portfolio, and to other parties in respect of the sale of Class II shares of the Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing Class II shareholders. The Portfolio also may make payments to the distributors, service agents and others for providing personal service or the maintenance of Class II shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class II shares and/or shareholder services provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plan permits the Portfolio to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Portfolio will pay the fees to the distributors and others until the 12b-1 Plan is terminated or not renewed. In that event, the distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributors’ or other recipient’s sole responsibility and not obligations of the Portfolio. The 12b-1 Plan also recognizes that various service providers to the Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Portfolio’s distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class II shares of the Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted by applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust’s Trustees and a majority of the Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph, “qualified Trustees”). The Trustees in the exercise of their business judgment made in the best interests of the Class II shareholders of the Portfolio approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Board of Trustees be provided with and review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The 12b-1 Plan may be terminated at any time by a vote of a majority of the Trust’s qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class II shares. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of Class II shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class II and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Portfolio will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the Portfolio pursuant to the distribution agreements.

As of the fiscal year ended October 31, 2006, no Class II shares were outstanding.

Class II shares do not convert into shares of any other class of the Portfolio.

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PORTFOLIO TURNOVER

The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. Under certain market conditions, the Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate.

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, the Portfolio’s portfolio turnover rates were:

Year Ended 10/31	Legg Mason Partners Variable Government Portfolio
2006	136	%*
2005	96	%*

*	Excludes mortgage dollar roll transactions. If such transactions were included, the portfolio turnover rate would have been 614% and 557% for the years ended October 31, 2005 and 2006, respectively.

For reporting purposes, the Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or sub adviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Portfolio’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Portfolio’s portfolio holdings is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of LMPFA, the Portfolio’s distributors or their affiliates, be addressed in a manner that places the interests of the Portfolio’s shareholders first. The policy provides that information regarding the Portfolio’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Portfolio business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the Portfolio’s Internet site that is accessible by the public, or through public release by a third party vendor.

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The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	The Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The Portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its directors/trustees who are not “interested persons” as defined in the 1940 Act, of the Portfolio or the manager, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Portfolio’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Portfolio, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Portfolio’s portfolio securities will be reviewed at least annually by the Board.

The approval of the Portfolio’s Chief Compliance Officer, or designee, must be obtained before the Portfolio enters into any new ongoing arrangement or alters any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Portfolio’s Board at its next regularly scheduled meeting.

The Portfolio discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the manager’s website http://www.leggmason.com/lnvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements. and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

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Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Electra Information Systems	Daily	None
SunGard	Daily	None

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PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as indicated, none of the accounts shown were subject to fees based on performance.

The numbers below reflect the overall number of portfolios managed by employees of Western Asset and the manager and its affiliates. In addition to the funds noted below, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	134 registered investment companies with $99 billion in total assets under management	22 other pooled investment vehicles with $27 billion in total assets under management	1039 other accounts with $359 billion in total assets under management(1)

Stephen A. Walsh	134 registered investment companies with $99 billion in total assets under management	22 other pooled investment vehicles with $27 billion in total assets under management	1039 other accounts with $359 billion in total assets under management(2)

Michael C. Buchanan*	16 registered investment companies with $8.3 billion in total assets under management	6 other pooled investment vehicles with $3.7 billion in total assets under management	12 other accounts with $1.1 billion in total assets under management

Mark Lindbloom	7 registered investment companies with $3 billion in total assets under management	None	26 other accounts with $5 billion in total assets under management(3)

Ronald D. Mass	1 registered investment company with $5 billion in total assets under management	None	10 other accounts with $5 billion in total assets under management(4)

*	Messr. Buchanan became a portfolio manager of the Legg Mason Partners Variable Government Portfolio as of May 17, 2007 and the information provided above is given as of March 31, 2007.
(1)	96 accounts with $31 billion in assets have fees based on performance.
(2)	96 accounts with $31 billion in assets have fees based on performance.
(3)	2 accounts with $1 billion in assets have fees based on performance.
(4)	3 accounts with $1 billion in assets have fees based on performance.

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Portfolio Manager Compensation

Western’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, Western’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in such fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals at Western are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Portfolio’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Portfolio has adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

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Portfolio Manager Securities Ownership

The tables below identify ownership of Portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Portfolio
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Mark Lindbloom	None
Ronald D. Mass	None
Frederick Marki*	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Portfolio’s Board from time to time, the subadviser is primarily responsible for the Portfolio’s portfolio decisions and the placing of the Portfolio’s portfolio transactions. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Portfolio for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and sub-advisory agreement, the manager and the subadviser is authorized to place orders pursuant to their investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by them. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Portfolio’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

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Research services furnished to the manager or either subadviser by brokers who effect securities transactions for the Portfolio may be used by the manager or subadviser in servicing other investment companies and accounts which they manage. Similarly, research services furnished to the manager or either subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the Portfolio. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Portfolio. For the fiscal year ended October 31, 2006, the Portfolio paid commissions to brokers that provided research services as follows:

Total Dollar Amount Of Brokerage Transactions Related To Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related To Research Services
$0	$0

The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Portfolio under the 1940 Act. As a result, the Portfolio will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The Portfolio paid the following commissions during the periods shown:

	Aggregate Brokerage Commissions Paid(1)	Amount of Brokerage Commissions Paid to CGMI(2)
Fiscal 2006 Commissions	$0	$0

(1)	For the fiscal year ended October 31, 2006.
(2)	For the period from November 1, 2005 through November 30, 2005.

	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
Fiscal 2005 Commissions	$0	$0

	Aggregate Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to CGMI
Fiscal 2004 Commissions	$0	$0

For the fiscal year ended October 31, 2006, the percentage of the Portfolio’s aggregate brokerage commissions paid to CGMI and the percentage of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

Percentage of Aggregate Brokerage Commissions Paid to CGMI	0%

Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through CGMI	0%

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During the fiscal year ended October 31, 2006, the Portfolio purchased securities issued by the following regular broker-dealers of the Portfolio, which had the following values as of October 31, 2006:

Broker-Dealer	Value of Securities as of October 31, 2006
N/A	$0

As of December 1, 2005, LMIS became an underwriter of the Portfolio under the 1940 Act. For the period December 1, 2005 through October 31, 2006, the Portfolio did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Portfolio and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

The Portfolio’s prospectus contains further information on the procedures, including the fair value procedures approved by the Board, to be used to value the Portfolio’s securities.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the Portfolio and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions

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by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

Tax Status of the Portfolio

The Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

The Portfolio intends to qualify each taxable year as a “regulated investment company” under the Code. If qualified, the Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss complies with certain other requirements regarding the sources of its income and diversification of its assets. If the Portfolio were to fail to qualify as a regulated investment company under the Code for any year, the Portfolio would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

The Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Portfolio as taxable income.

The Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax Treatment of Shareholders

Each separate account that invests in the Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. To comply with the diversification requirements, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. However, in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

If all of the beneficial interests in the Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Beneficial interests in the Portfolio are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. The Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

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The Trust has undertaken to ensure that the Portfolio meets the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Capital Loss Carryforwards

On October 31, 2006, the unused capital loss carryforwards for the Portfolio were approximately $5,739,955. For federal income tax purposes, this amount is available to be applied against future capital gains of the Portfolio, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

October 31,
2010	2011	2012	2013	2014
$49,007	$2,378,580	$877,195	$266,355	$2,168,818

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

The Trust. The certificate of trust to establish the Legg Mason Partners Variable Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the Portfolio was redomiciled as a series of the trust. Prior thereto, the Portfolio was a series of Legg Mason Partners Investment Series, a Massachusetts business trust.

The Portfolio is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The Portfolio is not required to hold an annual meeting of shareholders, but the Portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required

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under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the portfolio, as series of the trust, represents an interest in the applicable portfolio only and not in the assets of any other series of the trust.

Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

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Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that

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shareholders owning shares representing at least 5% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees.

The declaration further provides that the portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the portfolio be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CMGI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the Portfolio or any of its Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

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On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

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Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Portfolio or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Portfolio under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc. for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Portfolio’s manager believes that this matter is not likely to have a material adverse effect on the Portfolio.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

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In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Voting

The Trust offers shares of the Portfolio only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolio. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolio in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer agent for the Portfolio. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio, distributes dividends and distributions payable by the Portfolio and produces statements with respect to account activity for the Portfolio. For these services, the transfer agent receives fees from the Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolio during the month and is reimbursed for out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Portfolio. State Street, among other things, maintains a custody account or accounts in the names of the Portfolio; receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolio; and makes disbursements on behalf of the Portfolio. State Street neither determines the Portfolio’s investment policies, nor decides which securities the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

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Legal Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110-1726, is legal counsel to the Portfolio.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the Portfolio’s financial statements and financial highlights for the fiscal year ending October 31, 2007.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio’s predecessor (Statement of Assets and Liabilities at October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statements of Changes in Net Assets for the years ended October 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended October 31, 2006 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this Statement of Additional Information (filed on January 8, 2007; accession number 0001193125-07-002641).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

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Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in

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accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

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t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization	schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source	of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the

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likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term

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maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

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CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B

WESTERN ASSET MANAGEMENT COMPANY PROXY VOTING POLICY

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

April 30, 2007

As Supplemented June 5, 2007

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Money Market Portfolio

125 Broad Street

New York, New York 10004

1-800-842-8573

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses (collectively, the “Prospectuses”) of the Legg Mason Partners Variable High Income Portfolio, the Legg Mason Partners Variable Adjustable Rate Income Portfolio and the Legg Mason Partners Variable Money Market Portfolio (each, a “Fund”), dated April 30, 2007 (as amended or supplemented from time to time) and should be read in conjunction with the Prospectuses. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each Fund assumed the assets and liabilities of a predecessor fund with the same name. Each Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds, and is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of each Fund’s predecessor. The Prospectus for each Fund may be obtained, without charge, from the Trust or a broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant. This SAI, although not in itself a prospectus, is incorporated by reference into each Prospectus as applicable in its entirety.

Shares of each Fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of each Fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a Fund may be suspended from time to time and the Trust reserves the right to reject any specific purchase order.

Each of the Funds issues a non-designated class of shares.

The Trust, the investment underlying certain variable annuity and variable life insurance contracts, offers a choice of various funds, including:

Legg Mason Partners Variable High Income Portfolio, which seeks primarily high current income by investing at least 80% of its assets in high-yielding corporate debt obligations and preferred stock of U.S. and foreign issuers. Capital appreciation is a secondary objective.

Legg Mason Partners Variable Adjustable Rate Income Portfolio, which seeks to provide high current income and to limit the degree of fluctuation of its net asset value from movements in interest rates by investing in adjustable rate securities.

Legg Mason Partners Variable Money Market Portfolio, which seeks maximum current income consistent with preservation of capital. Shares of Legg Mason Partners Variable Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In all cases, there can be no assurance that a Fund will achieve its investment objective or objectives.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MANAGEMENT OF THE COMPANY

The following organizations provide services to the Trust

Name Provider	Service
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
Western Asset Management Company (“Western Asset”)	Subadviser
Western Asset Management Company Limited (“Western Asset Limited”)	Sub-subadviser
Legg Mason Investor Services, Inc. (“LMIS” or a “distributor”)	Distributor
Citigroup Global Markets Inc. (“CGMI” or a “distributor”)	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent

These organizations and the functions they perform for the Trust are discussed in the Funds’ prospectuses and in this SAI.

MANAGEMENT

The business affairs of the Funds are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Funds who are not “interested persons” of the Funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the Funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason, Inc. (“Legg Mason”) the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); formerly Special Adviser to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross . Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:
Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Name, Year of Birth and Address	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/ Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Funds receive no compensation from the Funds, although they may be reimbursed by the Funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, and the qualifications and independence of the Funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Board is recently elected and is newly constituted as the Board that oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the Funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Funds			Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
	HI	MM	ARI
Independent Trustee
Elliott J. Berv	None	None	None	None
A. Benton Cocanougher	None	None	None	$10,001–$50,000
Jane F. Dasher	None	None	None	Over $100,000
Mark T. Finn	None	None	None	$10,001–$50,000
Rainer Greeven	None	None	None	None
Stephen Randolph Gross	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	Over $100,000
Diana R. Harrington	None	None	None	$10,001–$50,000
Susan M. Heilbron	None	None	None	None
Susan B. Kerley	None	None	None	$1–$10,000
Alan G. Merten	None	None	None	$1–$10,000
R. Richardson Pettit	None	None	None	$10,001–$50,000

Interested Trustee
R. Jay Gerken	None	None	None	Over $100,000

HI	Legg Mason Partners Variable High Income Portfolio
MM	Legg Mason Partners Variable Money Market Portfolio
ARI	Legg Mason Partners Variable Adjustable Rate Income Portfolio

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, Western Asset, Western Asset Limited or distributors of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, Western Asset, Western Asset Limited or distributors of the Funds.

Information regarding compensation paid by the Funds to their recently elected Board and to their prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Funds pay a pro rata share of the Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates their pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates.

Recently Elected Board

Name of Trustee	Aggregate Compensation from the Funds(1)(2)			Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
	HI	MM	ARI
Independent Trustees
Elliott J. Berv	$0	$0	$0	(3)	$154,500	37
A. Benton Cocanougher	$0	$0	$0	(3)	$161,000	37
Jane F. Dasher	$0	$0	$0	$0	$ 86,100	27
Mark T. Finn	$0	$0	$0	(3)	$179,385	37
Rainer Greeven	$6,537	$8,994	$3,548	$0	$ 74,000	11
Stephen Randolph Gross	$0	$0	$0	(3)	$191,000	37
Richard E. Hanson, Jr.	$0	$0	$0	$0	$ 80,900	27
Diana R. Harrington	$0	$0	$0	(3)	$159,625	37
Susan M. Heilbron	$5,824	$8,281	$2,835	$0	$ 66,200	11
Susan B. Kerley	$0	$0	$0	(3)	$173,000	37
Alan G. Merten	$0	$0	$0	(3)	$148,500	37
R. Richardson Pettit	$0	$0	$0	(3)	$154,500	37

Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0	162

HI	Legg Mason Partners Variable High Income Portfolio
MM	Legg Mason Partners Variable Money Market Portfolio
ARI	Legg Mason Partners Variable Adjustable Rate Income Portfolio
(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Fund’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards an additional meeting related to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

For the fiscal year ended October 31, 2006, the Directors of the Funds were paid the compensation listed below for service as a Director. Information as to the compensation paid to the Directors of the Funds for the calendar year ended December 31, 2006 also is shown below.

Prior Board

Name of Director	Aggregate Compensation From Funds Fiscal Year Ended 10/31/06			Total Pension or Retirement Benefits Accrued as Part of Funds’ Expenses(2)	Total Compensation from Funds and Fund Complex Paid to Director Fiscal Year Ended 10/31/06(4)	Number of Funds in Fund Complex Overseen by Director(5)
	HI	MM	ADJ
Independent Directors
Robert A. Frankel	$5,734	$8,190	$2,744	(3)	$157,600	18
Michael Gellert	$5,850	$8,306	$2,860	(3)	$66,400	11
Rainer Greeven	$6,315	$8,772	$3,966	$0	$71,600	11
Susan M. Heilbron	$5,615	$8,072	$2,626	$0	$63,900	11

Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	$0	162

Name of Director	Aggregate Compensation from Funds for Calendar Year Ended 12/31/06			Total Pension or Retirement Benefits Accrued as Part of Funds’ Expenses(2)	Total Compensation from Fund Complex Paid to Director in Calendar Year Ended 12/31/06(4)	Number of Funds in Fund Complex Overseen by Director
	HI	MM	ARI
Independent Directors
Robert A. Frankel	$5,932	$8,388	$2,942	(3)	$162,850	18
Michael Gellert	$5,604	$8,061	$2,615	(3)	$63,700	11
Rainer Greeven	$6,537	$8,994	$3,548	$0	$74,000	11
Susan M. Heilbron	$5,824	$8,281	$2,835	$0	$66,200	11

Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	$0	162

HI	Legg Mason Partners Variable High Income Portfolio
MM	Legg Mason Partners Variable Money Market Portfolio
ADJ	Legg Mason Partners Variable Adjustable Rate Income Portfolio
(1)	Mr. Gerken was not compensated for his service as Director because of his affiliation with the manager.
(2)	During the fiscal year ended October 31, 2006, the following former Director received the following retirement benefits or payments for his services as emeritus Director: Victor Atkins received an aggregate of $16,894. The Funds paid their pro rata share (based on asset size) of these aggregate benefits.
(3)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Victor Atkins: $127,970; Robert A. Frankel: $489,636; and Michael Gellert: $238,847. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. The funds no longer overseen by these Directors will pay their pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(4)	Mr. Greeven also received payment for attending an additional meeting, as described at footnote 2 to the table above.
(5)	As of December 31, 2006.

As of April 13, 2007, all Board Members of the Funds and officers as a group owned less than 1% of the outstanding shares of the Funds.

As of April 13, 2007, the following persons owned of record the amounts indicated of the shares of the Funds.

Fund	Shareholder	Percent Ownership
Legg Mason Partners Variable Adjustable Rate Income Portfolio	METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	49.8517

	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	42.7645

	METLIFE INVESTORS USA INSURANCE CO. METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ. STE. 1900 IRVINE, CA 92614-2549	7.0187

Legg Mason Partners Variable High Income Portfolio	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	66.0316

	METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	30.839

Legg Mason Partners Variable Money Market Portfolio	METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	61.1439

	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	31.3951

	METLIFE INVESTORS USA INSURANCE CO. METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ. STE. 1900 IRVINE, CA 92614-2549	5.1669

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

Set forth below are the Funds’ investment objectives. None of the objectives is fundamental and thus, it may be changed by the Trustees without shareholder approval. There is no guarantee that any Fund will achieve its objective or objectives.

Legg Mason Partners Variable High Income Portfolio (formerly, Smith Barney High Income Portfolio) seeks primarily high current income. Capital appreciation is a secondary objective.

Legg Mason Partners Variable Adjustable Rate Income Portfolio seeks to provide high current income.

Legg Mason Partners Variable Money Market Portfolio seeks maximum current income consistent with the preservation of capital.

Investment Strategies

Set forth below is a discussion of certain investment strategies for each Fund. Refer to the “Investment Practices” and “Risk Factors” sections of this SAI for further information.

Legg Mason Partners Variable High Income Portfolio

The Fund seeks to achieve its investment objectives by investing, under normal conditions at least 80% of the value of its net assets plus any borrowings for investment purposes, in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. Up to 20% of the Fund’s net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights, and/or securities rated higher than Ba by Moody’s Investor Services, Inc. (“Moodys”) and BB by the Standard & Poor’s Division of the McGraw-Hill Companies Inc. (“S&P”). The Fund’s equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates. Fixed-income securities purchased by the Fund will generally be lower-rated securities, and may be rated as low as C by Moody’s or D by S&P, or in non-rated income securities that Western Asset or Western Asset Limited determines to be of comparable quality. The Fund will not purchase securities rated lower than B by both Moody’s and S&P, if, immediately after such purchase, more than 20% of the Fund’s total assets are invested in such securities.

The Fund may invest up to 20% of its assets in securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

In seeking to achieve its investment objectives, the Fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities, or others investments with similar economic characteristics. The Fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities (“MBSs”), asset-backed securities (“ABSs”) and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aa by Moody’s or AA by S&P and money market instruments with a comparable short-term rating. Up to 20% of the Fund’s total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by Western Asset, and up to 10% of the Fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the Fund; if portfolio securities of the Fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, Western Asset will reassess whether the Fund should continue to hold the securities.

The Fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the Fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities. The Fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBS and ABS. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the Fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Among the specific types of MBSs in which the Fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the Fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The Fund will not seek to maintain an overall average cap or floor, although Western Asset will consider caps or floors in selecting Adjustable Rate Securities for the Fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the Fund invests generally will act as a buffer to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the Fund’s MBSs will allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The Fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs. Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States Government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the Fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Western Asset will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the Fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The Fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations. The Fund may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs. The Fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the Fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA-guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the Fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the Fund’s experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States Government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (“FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration. The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Other Investments of the Legg Mason Partners Variable Adjustable Rate Income Portfolio

Fixed Rate MBSs. Fixed rate MBSs in which the Fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States Government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs. The Fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the Fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the Fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Municipal Obligations. The Fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States Government will be considered by Western Asset to have the highest rating.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The Fund may make short sales “against the box” without complying with the limitations described above. In a short sale against the box transaction, the Fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the Fund does not own or have the right to acquire the security sold.

To complete a short sale, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the Fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The Fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the Fund would exceed 25% of the value of the Fund’s assets. In addition, the Fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Transactions Involving Eurodollar Instruments. The Fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

The Fund will provide its shareholders with at least 60 days’ prior notice of any change in its 80% policy.

Legg Mason Partners Variable Money Market Portfolio

The Fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the Fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days (securities used as collateral for repurchase agreements are not subject to these restrictions).

The Fund’s investments are limited to dollar denominated instruments that the Board determines present minimal credit risks and that are Eligible Securities at the time acquired by the Fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are S&P, Moody’s, Fitch Inc. and Dominion Bond Rating Service Ltd. See Appendix A for a discussion of the ratings categories of the NRSROs.

The Fund may enter into repurchase agreements collateralized by U.S. government securities with any broker-dealer or other financial institution that is deemed creditworthy by Western Asset, under guidelines approved by the Company’s Board. The Fund will not enter into a repurchase agreement on behalf of the Fund if, as a result thereof, more than 10% of the Fund’s net assets (taken at current value) at that time would be subject to repurchase agreements maturing in more than seven days.

The following are also permitted investments for the Fund:

High Quality Commercial Paper. The Fund’s purchase of commercial paper is restricted to direct obligations of issuers that at the time of purchase are Eligible Securities that are rated by at least one NRSRO in the highest category for short-term debt securities or comparable unrated securities. The Fund may invest without limit in the dollar-denominated commercial paper of foreign issuers.

High Quality Corporate Obligations. Obligations of corporations that are: (1) rated AA or better by S&P or Aa or better by Moody’s or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Fund will invest in corporate obligations only with remaining maturities of 13 months or less.

Bank Obligations. Obligations (including CDs, bankers’ acceptances and fixed TDs) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation (“FDIC”) (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the Fund will not be fully insured. The Fund currently intends to limit its investment in fixed TDs with an ultimate maturity of from two business days to six months and will invest in such TDs only if, when combined with other illiquid assets of the Fund, not more than 10% of its assets would be invested in all such instruments. The Fund may also invest in securities of foreign branches of U.S. banks. Such investments involve considerations that are not ordinarily associated with investing in domestic CDs. The Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Fund may invest in fixed TDs of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

The purchase of obligations of foreign banks will involve similar investment and risk considerations that are applicable to investing in obligations of foreign branches of U.S. banks. These factors will be carefully considered by Western Asset in selecting investments for the Fund. See “Risk Factors.”

High Quality Municipal Obligations. Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody’s or, if not rated, are determined by Western Asset to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the Fund’s yield. The Fund will not invest more than 10% of its total assets in municipal obligations.

The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss.

As a matter of fundamental policy, the Fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes. The Fund may also lend its portfolio securities to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 20% of the Fund’s total assets, taken at value.

Notwithstanding any of the foregoing investment policies, the Fund may invest up to 100% of its assets in U.S. government securities.

In pursuing its objective, the Fund currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under “Investment Restrictions.”

INVESTMENT PRACTICES

Each of the following investment practices is subject to any limitations set forth under “Investment Objectives and Management Policies” or under “Investment Restrictions.” See “Risk Factors” for additional information about the risks of these investment practices.

Equity Securities

Common Stocks (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights (each Fund except Legg Mason Partners Variable Money Market Portfolio). Warrants or rights may be acquired by each Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Each Fund has undertaken that its investment in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”) (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may invest without limitations in shares of REITs, except for AIM Capital Appreciation which may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Investment Company Securities (each Fund). Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

Fixed-Income Securities

Corporate Debt Obligations (each Fund). Each Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities (each Fund). Each Fund may invest in U.S. government securities, which are debt obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds, certain mortgage participation certificates and CMOs) or by its agencies and instrumentalities and government-approved enterprises (such as GNMA, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, FHLMC, the U.S. Postal Service, the Federal Financing Bank and FNMA). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Banks) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of FNMA and the Student Loan Marketing Association) are supported only by the credit of the instrumentality.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a Funds is typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Mortgage-Backed Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may invest in mortgage-backed securities, which are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are “passed through” to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Like other fixed-income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA; or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities may also be issued by non governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations.

Asset-Backed Securities (each Fund). Each Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

Loan Participations, Assignments and Other Direct Indebtedness (Legg Mason Partners Variable High Income Portfolio). The Fund may invest a portion of its assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Fund’s having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy.

Corporate Loans (Legg Mason Partners Variable High Income Portfolio). The Fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on the Fund’s net asset value. Corporate loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The Fund may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the Fund having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value. The Fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

Depositary Receipts (each Fund except Legg Mason Partners Variable Money Market Portfolio). For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Emerging Markets (Legg Mason Partners Variable High Income Portfolios). Emerging market countries include any country determined by the manager or subadviser, as the case may be, to have an emerging market economy, taking into account a number of factors, including the country’s foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Money Market Securities

Commercial Bank Obligations (each Fund). For the purposes of each Fund’s investment policies with respect to bank obligations (such as CDs, TDs and bankers’ acceptances), obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. See “Investment Risks.” Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of at least U.S. $500 million (or the equivalent thereof), this U.S. $500 million figure is not a fundamental investment policy or restriction of the Funds. For calculation purposes with respect to the U.S. $500 million figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper (each Fund). Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, except Legg Mason Partners Variable Money Market Portfolio, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such Fund’s net assets would be invested in such notes and other illiquid securities. Legg Mason Partners Variable Money Market Portfolio may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.

Certificates of Deposit (each Fund). Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

Bankers’ Acceptances (each Fund). Bankers’ acceptances in which the Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Letters of Credit (each Fund). The Funds may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the sub-advisor (and, if applicable, LMPFA), are of investment quality comparable to other permitted investments of the Fund may be used for letters of credit-backed investments.

Other Investment Practices

Illiquid and Restricted Securities (each Fund). Each Fund (except Legg Mason Partners Variable Money Market Portfolio) may invest up to 15% of its net assets in securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”).

Legg Mason Partners Variable Money Market Portfolio may invest up to 10% of its net assets in such securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the 1933 Act and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a Fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase Agreements (each Fund). Each Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at an agreed-upon future date, normally the next business day. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting Western Asset’s (and, if applicable, LMPFA’s or Western Asset Limited’s) credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Fund holds the security and which is not related to the coupon rate on the purchased security. If the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. It is the policy of each Fund (except the Legg Mason Partners Variable Money Market Portfolio) not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Fund amount to more than 15% of that Fund’s net assets. The Legg Mason Partners Variable Money Market Portfolio may not invest in such securities if any such investment together with any other illiquid assets held by it amount to more than 10% of its total assets.

Reverse Repurchase Agreements (Legg Mason Partners Variable Adjustable Rate Income Portfolio). The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when management believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in the Fund’s overall borrowing limitation.

Borrowing and Leverage (each Fund). Each Fund may borrow from banks, on a secured or unsecured basis. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Legg Mason Partners Variable Adjustable Rate Income Portfolios is the only funds that will utilize leverage. Should any Fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

“Dollar Roll” Transactions (Legg Mason Partners Variable Adjustable Rate Income Portfolio). The Fund may enter into “dollar roll” transactions pursuant to which the Fund sells fixed-income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Fund that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Fund and will be subject to the Fund’s overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. The Fund does not consider dollar rolls to be borrowings, at the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

Securities Lending (each Fund). Each Fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. From time to time a Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, of which Western Asset is a wholly-owned subsidiary, or CGMI, one of the Fund’s co-distributors, and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Management will limit such lending to not more than the percentages shown below:

Fund	Limit as a % of Total Assets
Legg Mason Partners Variable High Income Portfolio	20%
Legg Mason Partners Variable Money Market Portfolio	33 1/3%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the Fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. Each Fund’s custodian will maintain, in a segregated account on behalf of the Fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the Fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share. To the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Derivative Contracts

Futures, Options and Currency Transactions (Legg Mason Partners Variable High Income Portfolio). The Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities or contracts based on financial indices including interest rates or an index of U.S. government or foreign government securities or equity or fixed-income securities (“futures contracts”), and may buy and write put and call options to buy or sell futures contracts (“options on futures contracts”). A call option written by a Fund is “covered” if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds, on a share-for-share basis, a call on the same security or holds a call on the same currency as the call written. When a Fund buys or sells a futures contract it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date.

Except as noted below the Funds will not enter into transactions in futures contracts and options on futures contracts for speculation and will not enter into such transactions other than to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Fund’s securities or the prices of securities which the Fund is considering buying at a later date. The Legg Mason Partners Variable High Income Portfolio, however, may enter into futures contracts and options on futures contracts for non-hedging purposes consistent with applicable law.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Writing Covered Call Options (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may write (sell) covered call options. A Fund may write (sell) covered call options for hedging purposes or to increase its portfolio return. Covered call options will generally be written on securities and currencies which, in the opinion of management, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Management believes that the writing of covered call options is less risky than writing uncovered or “naked” options, which the Funds will not do.

Securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian. Each Fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be a market risk with respect to the security or currency.

Each Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Call Options (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Purchasing Put Options (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when management deems it desirable to continue to hold the security or currency. The premium paid for the put option and any transaction costs would reduce any gains otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be calculated as described in “Determination of Net Asset Value” in this SAI. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Writing Put Options (Legg Mason Partners Variable Adjustable Rate Income Portfolio). The Fund may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

Options on Securities (each Fund except Legg Mason Partners Variable Money Market Portfolio). In an effort to reduce fluctuations in net asset value or to increase portfolio return, the Funds may write covered put and call options and may buy put and call options and warrants on securities traded on U.S. and foreign securities exchanges. The purpose of such transactions is to hedge against changes in the market value of portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. A Fund may write and buy options on the same types of securities that the Fund could buy directly and may buy options on financial indices as described below with respect to futures contracts. There are no specific limitations on the writing and buying of options on securities except as noted above.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid, and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

Each Fund may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Fund is permitted to invest directly. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by management for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Fund in a negotiated transaction is illiquid, the value of an option bought or the amount of the Fund’s obligations under an option written by the Fund, as the case may be, will be subject to the Fund’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Fund to effect an offsetting transaction at a time when management believes it would be advantageous for the Fund to do so.

Options on Foreign Currencies (Legg Mason Partners Variable High Income Portfolio). The Fund may buy put and call options and may write covered put and call options on foreign currencies to hedge against declines in the U.S. dollar value of foreign currency-denominated securities held by the Fund and against increases in the U.S. dollar cost of foreign currency-denominated securities being considered for purchase by the Fund. As in the case of other options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund’s options position, the option may expire worthless and the Fund will lose the amount of the premium. There is no specific percentage limitation on each Fund’s investments in options on foreign currencies.

A put option on currency gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

A Fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. Any OTC options acquired by a Fund and assets used as “cover” for OTC options written by the Fund would be considered illiquid and subject to each Fund’s limitation on investing in such securities.

Options on Securities Indices (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may enter into options on securities indices. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of options on securities indices, upon exercise thereof, are in cash, and the gain or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which each Fund has in place with such primary dealers will provide that each Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. Each Fund will treat all or a part of the formula price as illiquid for purposes of the Fund’s limit on investment in illiquid securities. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the Fund’s limit on investment in illiquid securities.

Forward Currency Transactions (Legg Mason Partners Variable High Income Portfolio). The Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed-upon price (which may be in U.S. dollars or a foreign currency) at a future date, which is individually negotiated between currency traders and their customers. A Fund may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when a Fund believes that a foreign currency in which its securities are denominated may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward currency contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in that currency, or, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount (“position hedge”). A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Fund believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Fund are denominated (“cross hedge”). Each Fund may invest in forward currency contracts with stated contract values of up to the value of the Fund’s assets.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Fund, however, may enter into forward contracts with deposit requirements or commissions.

A Fund also may enter into forward contracts to buy or sell at a later date instruments in which the Fund may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Fund may also enter into currency swaps where each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.

Interest Rate, Securities Index, Financial Futures and Currency Futures Contracts (each Fund except Legg Mason Partners Variable Money Market Portfolio). Each Fund may enter into interest rate, securities index and financial futures contracts. Legg Mason High Income Portfolio may enter into currency future contracts. A Fund may enter into futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

The principal interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are traded in London at the London International Financial futures Exchange.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.

Options on Futures Contracts (each Fund except Legg Mason Partners Variable Money Market Portfolios). Each Fund may enter into options on futures contracts. Options on futures contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Swaps and Swap-Related Products (each Fund except Legg Mason Partners Variable Money Market Portfolio). As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

A Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the

Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if management determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, management and each Fund believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by its custodian. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of such Fund’s accrued obligations under the agreement. A Fund will not enter into any swap, cap, floor or collar transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. The most significant factor in the performance of swaps, caps, floors and collars is the change in specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If management is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory and tax requirements applicable to investment companies.

RISK FACTORS

General. Investors in each Fund other than Legg Mason Partners Variable Money Market Portfolio should realize that risk of loss is inherent in the ownership of any securities and that each Fund’s net asset value will fluctuate, reflecting the fluctuations in the market value of its portfolio positions. The following sections describe some of the important risk factors involved in connection with the types of investments or investment practices indicated. See “Investment Objectives and Management Policies” and “Investment Practices” for a description of the permissible investments and investment practices of each Fund.

Fixed-Income Securities. Investments in fixed-income securities may subject the Funds to risks, including the following.

Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general). Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the Funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a Fund. In addition, a Fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Emerging Markets Securities. Because of the special risks associated with investing in emerging markets, an investment in a Fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Funds could lose a substantial portion or all of their investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency—the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Funds.

Sovereign Debt. Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed-income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The Funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks. The Funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund’s shares and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories. General. In general, the ratings of NRSROs represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a Fund as initial criteria for the selection of portfolio securities, but each Fund also will rely upon the independent advice of its manager or subadviser, as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories. Fixed-income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/ BBB or better. For a description of the ratings, see Appendix A.

Lower-Rated and Non-Rated Securities. The Funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these Funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Fund to purchase and also may restrict the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers. The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage. Leverage creates an opportunity for increased returns to shareholders of a Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed Funds exceeds the interest and other charges the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments. The Funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and each Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A Fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund’s portfolio investments. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a Fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Derivative Instruments. In accordance with its investment policies, a Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative Fund in order to achieve an average portfolio volatility that is within the expected range for that type of Fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each Fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the Fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the Fund’s ability to offset the swap at any time.

A Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

In connection with its transactions in futures, options, swaps and forwards, each Fund may be required to place assets in a segregated account with the Fund’s custodian bank to ensure that the Fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund’s assets could impede implementation of the Fund’s investment policies or the Fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a Fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the Fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed Securities. To the extent a Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield generated by a Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government related mortgage pools, generally will fluctuate in response to market interest rates.

Other Asset-Backed Securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans, while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security’s average life and its potential for price depreciation.

Adjustable Rate Securities. The types of securities in which the Legg Mason Partners Variable Adjustable Rate Income Portfolio will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. Western Asset will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the Fund will reduce the effect on the net asset value of Fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the Fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the Fund, the greater the potential for fluctuations in the Fund’s net asset value.

Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the Fund in response to market interest rates. The Fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the Fund and its shareholders from an increase in the Fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the Fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the Fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Western Asset’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the Fund may leave the Fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on Western Asset’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of LMPFA, the Funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor Legg

Mason nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None

Recipient	Frequency	Delay Before Dissemination
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
Electra Information Systems	Daily	None
SunGard	Daily	None

INVESTMENT POLICIES

The Funds have adopted the following fundamental and non-fundamental investment policies for the protection of shareholders. Fundamental investment policies may not be changed without approval by the holders of a “majority of the outstanding voting securities” of the Fund affected by the change, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a Fund meeting, if the holders of more than 50% of the voting power of the Fund are present in person or represented by proxy or (b) more than 50% of the voting power of the Fund. Following the list of each Fund’s fundamental investment restrictions, which is set forth below, is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Board without shareholder approval.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Fund shareholders recently approved several proposals, including the adoption of revised fundamental investment restrictions. Each Fund’s revised fundamental policies are as follows:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, (except that the Fund may invest without limit in obligations issued by banks).

Notwithstanding any other investment restriction of Legg Mason Partners Variable Money Market Portfolio, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded Funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The following non-fundamental investment policies have been adopted by the Legg Mason Partners Variable High Income Portfolio. The Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The following non-fundamental policies have been adopted by the Legg Mason Partners Variable Adjustable Rate Income Portfolio. The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the Fund’s investment objectives and policies.

3. Purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the Fund’s total assets would be invested in such securities.

4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

5. Make investments for the purpose of exercising control or management.

6. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7. Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund’s officers or trustees or any officer or director of the subadviser or LMPFA individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Money Market Portfolio. The Fund may not:

1. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s total assets. Subject to this limitation, the Board has authorized the Fund to invest in restricted securities if such investment is consistent with the Fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Write or purchase put or call options.

4. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

5. Purchase or sell oil and gas interests.

6. Invest in companies for the purposes of exercising control.

7. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

PORTFOLIO TURNOVER

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

For the fiscal years ended October 31, 2005 and 2006 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended October 31:
Fund	2005	2006
Legg Mason Partners Variable High Income Portfolio	20%	73%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	12%	45%

Although it is anticipated that most investments of each Fund (except Legg Mason Partners Variable Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Western Asset believes that portfolio changes are appropriate. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Portfolio turnover rates for Legg Mason Partners Variable Money Market Portfolio are not shown above because of the short-term nature of the investments owned by the Fund.

TAXATION

The following is a summary of certain material Federal income tax considerations that may affect the Funds and their shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each Fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Trust-wide) basis.

Each Fund intends to continue to qualify separately each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which 20% or more of the voting securities are held by a Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnership.

Investments by a Fund in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after such day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers and all securities of the same issuer, all interests in the same real property project, and all interests in the same “commodity” are each treated as a single investment. The regulations promulgated under Section 817 of the Code generally define the term “commodity” as any type of personal property other than a cash item and any partnership interest. In certain situations, an alternative set of diversification rules may be available to be satisfied as well. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Contract owner’s control of the investments of a Separate Account may cause the Contract owner, rather than the participating insurance company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner’s gross income, including in future years. It is not known what standards will be set forth in such pronouncements or when, if ever, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Fund. The Board reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Fund underlying the Separate Account.

Each Fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as taxable income.

On October 31, 2006, the unused capital loss carryforwards, by Fund, were approximately as follows: Legg Mason Partners Variable High Income Portfolio: $(94,029,056) and Legg Mason Partners Variable Adjustable Rate Portfolio: $(340,123). For Federal income tax purposes, these amounts are available to be applied, by the Fund that has the carryforwards, against future capital gains of the respective Fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

	October 31,
Name of Fund	2007	2008	2009	2010	2011	2012	2013
Legg Mason Partners Variable High Income Portfolio	$(6,374,557)	$(18,327,807)	$(42,940,350)	$(21,882,303)	$(4,504,039)	—	—
Legg Mason Partners Variable Adjustable Rate Portfolio	—	—	—	—	$(2,911)	$(38,733)	$(77,596)

The Code imposes a 4% nondeductible excise tax on any Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that Fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

To the extent such transactions are permitted, a Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. As necessary, each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

To the extent such transactions are permitted, a Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules and all section 1256 contracts held by such Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. If applicable, the resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

To the extent swap contracts are permitted, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

To the extent such transactions are permitted, a Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

To the extent short sales are permitted, gain or loss on a short sale generally is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

To the extent such transactions are permitted, under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

To the extent such transactions are permitted, dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

To the extent such transactions are permitted, under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

If a Fund is permitted to purchase shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If any Fund is permitted to invest in a PFIC and then elects to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

A fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If a fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the Funds and the investors. Current and prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund’s shares will be determined on any day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by each Fund in valuing its assets.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Funds’ currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. Eastern time on each day that the NYSE is open will not be reflected in a Fund’s net asset value unless management, under the supervision of the Board, determines that the particular event would materially affect the net asset value. As a result, a Fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such Fund.

AVAILABILITY OF THE FUNDS

Investment in the Funds is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Funds. However, the Funds do not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Trust should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Trustees believe that economic conditions exist that would make such a practice detrimental to the best interests of a Fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each Fund pursuant to an investment management agreement (each, a “Management Agreement”) with the Trust. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other certain Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the Funds.

Under the Management Agreements, subject to the supervision and direction of the Board, the manager has delegated the responsibility of managing each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for each Fund, and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

All orders for transactions in securities on behalf of a Fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders, management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement with respect to a Fund is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with respect to a Fund provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement for Legg Mason Partners Variable Adjustable Rate Income Portfolio, LMPFA and its affiliates receive an investment management fee that is calculated daily and payable monthly according to the following schedule:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.550%
Next $1 billion	0.525%
Next $3 billion	0.500%
Next $5 billion	0.475%
Over $10 billion	0.450%

Prior to November 1, 2005, Legg Mason Partners Variable Adjustable Rate Income Portfolio paid the manager and its affiliates a management fee of 0.60% of its average daily net assets.

For its services under the Management Agreement for Legg Mason Partners Variable High Income Portfolio, LMPFA and its affiliates receive an investment management fee that is calculated daily and payable monthly equal to 0.60% of the Fund’s average daily net assets.

For its services under the Management Agreement for Legg Mason Partners Variable Money Market Portfolio, LMPFA and its affiliates receive an investment management fee that is calculated daily and payable monthly according to the following schedule:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

Prior to November 1, 2005, Legg Mason Partners Variable Money Market Portfolio paid the manager and its affiliates a management fee of 0.50% of its average daily net assets.

Prior to July 31, 2006, SBFM served as the manager to each Fund pursuant to a prior management agreement. Fees payable to SBFM under the prior management agreement were payable as indicated above.

The manager has agreed to voluntarily waive its fee to the extent that the aggregate expenses of each of the following Funds, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the following percentage of the Fund’s average daily net assets for any fiscal year:

Fund	Percentage
Legg Mason Partners Variable Money Market Portfolio	1.25%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	1.00%

Each of these voluntary expense limitations shall be in effect until it is terminated by the manager and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. The manager may terminate these voluntary expense limitations at any time.

For the periods shown, each Fund paid the following management fees to the manager and its affiliates, including SBFM and each subadviser, as applicable:

Fund	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2006
Legg Mason Partners Variable High Income Portfolio(1)	$1,570,553	$1,728,486	$1,662,077
Legg Mason Partners Variable Money Market Portfolio(2)	$2,687,533	$2,430,839	$2,120,909
Legg Mason Partners Variable Adjustable Rate Income Portfolio(3)	$68,643	$196,871	$216,246

(1)	The manager waived fees for the fiscal years ended October 31, 2004 and 2006. If fees were not waived, the manager would have received $1,572,294 and $1,670,014 in management fees.
(2)	The manager waived fees for the fiscal years ended October 31, 2004, 2005 and 2006. If fees were not waived, the manager would have received $2,689,274, $2,458,420 and $2,132,892 in management fees.
(3)	The manager waived fees for the fiscal years ended October 31, 2004 and 2006. If fees were not waived, the manager would have received $93,092 and $218,698 in management fees.

Subadviser

Western Asset performs the day-to-day portfolio management for Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio, and, together with Western Asset Limited, for Legg Mason Partners Variable High Income Portfolio. Western Asset Limited was appointed as sub-subadviser to Legg Mason Partners Variable High Income Portfolio on April 30, 2007.

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the subadviser to each Fund pursuant to a sub-advisory agreement between the manager and Western Asset (each, a “Sub-Advisory Agreement”) that was approved by the Board, including a majority of the Independent Trustees, on June 23, 2006.

Under each Sub-Advisory Agreement, Western Asset is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of Fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, Western Asset will manage a Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or Western Asset may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Western Asset Limited, 10 Exchange Square, London EC2A 2EN, an affiliate of Legg Mason, serves as an investment sub-subadviser to Legg Mason Partners Variable High Income Portfolio under a Sub-Sub-Advisory Agreement between Western Asset Limited and Western Asset (“Sub-Sub-Advisory Agreement”).

Western Asset Limited provides research, analytical and trading support for the Fund’s investment program, as well as exercising investment discretion for part of the Fund, subject to the supervision of Western Asset and LMPFA and the overall direction of the Board. As compensation for Western Asset Limited’s services and for expenses borne by Western Asset Limited under the Sub-Sub-Advisory Agreement, Western Asset pays Western Asset Limited a fee, computed daily and payable monthly, at an annual rate equal to 0.30% of the Fund’s average daily net assets allocated to Western Asset Limited.

Under the Sub-Sub-Advisory Agreement between Western Asset and Western Asset Limited, Western Asset Limited will not be liable for any error of judgment or mistake of law or for any loss suffered by LMPFA or by Legg Mason Partners Variable High Income Portfolio in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Sub-Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of Legg Mason Partners Variable High Income Portfolio’s outstanding voting securities, by LMPFA, by Western Asset or by Western Asset Limited, on not less than 60 days’ notice to the Fund and/or the other party. The Sub-Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or Sub-Advisory Agreement or upon the mutual written consent of LMPFA, Western Asset, Western Asset Limited and the Fund.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each Fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trustees and officers with respect thereto and expenses related to a portfolio reorganization.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the manager, Western Asset, Western Asset Limited and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the manager, Western Asset, Western Asset Limited and the distributors are on file with the SEC.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to each Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts had fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Andrea A. Mack	1 registered investment companies with $4.3 billion in total assets under management	0 other pooled investment vehicles with $0 billion in assets under management	17 other accounts with $6.1 billion in total assets under management*

	James J. Flick	7 registered investment companies with $1.78 billion in total assets under management	4 other pooled investment vehicles with $3.99 billion in assets under management	99 other accounts with $38.9 billion in total assets under management*

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh	36 registered investment companies with $23.6 billion in total assets under management	19 other pooled investment vehicles with $19.8 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Michael C. Buchanan	3 registered investment companies with $744 billion in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management*

	Keith J. Gardner**	7 registered investment companies with $1.5 billion in total assets under management	7 other pooled investment vehicles $1.1 billion in total assets under management	1 other account with $14 million in total assets under management(1)

	Detlev S. Schlichter**	2 registered investment companies with $212 million in total assets under management	22 other pooled investment vehicles with $3.9 billion in total assets under management	64 other accounts with $25 billion in total assets under management(2)

*	Includes 96 accounts managed, totaling $31.14 billion, for which advisory fee is performance-based.
**	Messrs. Gardner and Schlichter became a portfolio managers of the Legg Mason Partners Variable High Income Portfolio as of May 17, 2007, and the information provided above is given as of March 31, 2007.
(1)	1 account with $14 million in assets have fees based on performance.
(2)	21 accounts with $7.2 billion in assets have fees based on performance.

Note: The numbers above reflect the overall number of portfolios managed by Ms. Mack and Messrs. Leech, Walsh, Buchanan and Flick. In addition to the Funds, they also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s and Western Asset Limited’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s and Western Asset Limited’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to Western Asset and Western Asset Limited.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment Fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

With respect to the compensation of Ms. Mack and Messrs. Leech, Walsh, Buchanan and Flick, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset and Western Asset Limited employees are eligible for bonuses. These bonuses are structured to closely align the interests of employees with those of Western Asset and Western Asset Limited, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including one or more of the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s and Western Asset Limited’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other Funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, Western Asset, Western Asset Limited and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, Western Asset, Western Asset Limited or the individuals that any of them employs. For example, the manager and each of Western Asset and Western Asset Limited seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each of Western Asset and Western Asset Limited have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, Western Asset, Western Asset Limited and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers and Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager. None of the portfolio managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities

Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech Stephen A. Walsh Andrea A. Mack James J. Flick Theresa Veres	none none none none none

Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech Stephen A. Walsh Michael C. Buchanan Detlev S. Schlichter* Keith J. Gardner*	none none none none none

*	Information provided as of March 31, 2007.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or Western Asset or Western Asset Limited, the Board has delegated proxy voting discretion to the manager and/or Western Asset and Western Asset Limited, believing that the manager and/or Western Asset and Western Asset Limited should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to Western Asset and Western Asset Limited through its contracts with Western Asset. Western Asset and Western Asset Limited will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset or Western Asset Limited to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by Western Asset and Western Asset Limited to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and Western Asset Limited and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.

Western Asset’s and Western Asset Limited’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix C to this SAI.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http:// www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under Travelers Series Fund Inc., the entity of which the Funds’ predecessors were series.

Distribution

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Trust’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005.

The distributors’ obligation is an agency or “best efforts” arrangement under which the distributors are required to take and pay only for such shares of each Fund as may be sold to the public. The distributors are not obligated to sell any stated number of shares. The distribution agreements have an initial term of two years and are renewable from year to year thereafter if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that the CGMI distribution agreement may be terminated upon 90 days’ written notice by the distributor.

CGMI and LMIS may be deemed to be underwriters for purposes of the 1933 Act.

Distribution Plan

The Trust has adopted a shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the non-designated shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio. Under the Plan, the distribution fee may be used by a distributor or a life insurance company offering a Separate Account for which the Legg Mason Partners Variable Adjustable Rate Income Portfolio is a funding medium, for expenses related to such Fund including without limitation: (a) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature and other promotional material pertaining to the Fund and including materials intended for use within the insurance company or for broker-dealer use and reports for persons other than existing Contract owners; (c) an allocation of overhead and other branch office distribution-related expenses of a distributor or life insurance company; (d) payments made to, and expenses of, a distributor’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to Fund shareholders in connection with the distribution of the Fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing services intended for use within the insurance company, sub-accounting and recordkeeping services (in excess of ordinary payments made to the Fund’s transfer agent or other recordkeeper), obtaining Contract owner information and providing information about the Fund, cash value and premium allocation services, compensating sales personnel, training sales personnel regarding the Fund, holding seminars and sales meetings designed to promote the distribution of Fund shares, maintaining and servicing Contract accounts (including the payment of a continuing fee to financial consultants); and (e) personal service and/or maintenance of contract accounts with respect to Fund shares attributable to such accounts; provided, however, that (i) the distribution fee may be used by a distributor or insurance company to cover expenses primarily intended to result in the sale of shares, including, without limitation, payments to the distributor’s financial consultants and other persons as compensation for the sale of the shares and (ii) a distributor or life insurance company may retain portions of the distribution fee in excess of its expenses incurred. Under the Plan, Legg Mason Partners Variable Adjustable Rate Income Portfolio pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its shares.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated with respect to the non-designated class of shares at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention and increased stability of net assets for the Fund.

For the fiscal year ended October 31, 2006, the Legg Mason Partners Variable Adjustable Rate Income Portfolio paid CGMI $0 in fees under the prior distribution plan; $59,644 in fees were waived by CGMI. For the fiscal year ended October 31, 2006, CGMI incurred $31,439 in distribution expenses for the Legg Mason Partners Variable Adjustable Rate Income Portfolio, consisting of:

Legg Mason Partners Variable Financial Consultant Compensation	Branch Expenses	Advertising Expenses	Printing Expenses	Total Expenses
$0	$31,439	$0	$0	$31,439

For the fiscal year ended October 31, 2006, no amounts were paid to LMIS under the prior distribution plan.

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, Western Asset is primarily responsible for a Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions.

Transactions on securities exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each Fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, each of the manager, Western Asset and Western Asset Limited is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager, Western Asset and Western Asset Limited in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the manager, Western Asset and Western Asset Limited or their affiliates exercise investment discretion. The manager, Western Asset and Western Asset Limited are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, Western Asset or Western Asset Limited, as applicable, or their affiliates have with respect to accounts over which they exercise investment discretion. The manager, Western Asset or Western Asset Limited may also have arrangements with brokers pursuant to which such brokers provide research services to the manager, Western Asset or Western Asset Limited, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, neither the manager, Western Asset or Western Asset Limited believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager, Western Asset or Western Asset Limited by brokers who effect securities transactions for a Fund may be used by the manager, Western Asset or Western Asset Limited, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager, Western Asset or Western Asset Limited by brokers who effect securities transactions for other investment companies and accounts which the manager, Western Asset or Western Asset Limited manages may be used by the manager, Western Asset or Western Asset Limited, as applicable, in servicing a Fund. Not all of these research services are used by the manager, Western Asset or Western Asset Limited in managing any particular account, including the Funds.

Shown below are the total brokerage commissions paid by the predecessor Funds collectively for the fiscal years ended October 31, 2004, October 31, 2005 and October 31, 2006, the portion paid to CGMI and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order.

Commissions:

Portfolio	Fiscal Year Ended	Total Brokerage Commissions	Commissions Paid to CGMI and Affiliates	Commissions Paid to Others (for execution only)
Variable High Income	October 31, 2004	—	—	—
	October 31, 2005	—	—	—
	October 31, 2006	—	—	—
Variable Adjustable Rate Income	October 31, 2004	—	—	—
	October 31, 2005	—	—	—
	October 31, 2006	$440	$440	—
Variable Money Market	October 31, 2004	—	—	—
	October 31, 2005	—	—	—
	October 31, 2006	—	—	—

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

As of December 1, 2005, CGMI ceased being an affiliated person of the Trust or the Funds under the 1940 Act. As a result, the Funds are permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal).

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the manager’s, Western Assets’s or Western Assets Limited’s other clients. Investment decisions for each Fund and for the manager’s, Western Assets’s or Western Assets Limited’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended October 31, 2006, the Funds collectively held the following securities issued by their regular broker-dealers:

Issuer	D=Debt E=Equity	Par Value/Number of Shares
Banc of America Securities	D	$783,252
Deutsche Bank	D	$5,000,000
Banc of America Securities, Inc.	D	$11,976,000
Morgan Stanley	D	$189,495
Bear Stearns & Co	D	$1,365,650
Merrill Lynch, Pierce, Fenner & Smith	D	$582,914
Lehman Brothers	D	$311,426
Barclays Capital Inc.	D	$15,000,000
CS First Boston	D	$15,000,000

OTHER INFORMATION ABOUT THE TRUST

The Trust. The certificate of trust to establish Legg Mason Partners Variable Income Trust (the “Trust”) was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the Funds were redomiciled as series of the Trust. Prior thereto, the Funds were series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to the reorganization of the Funds as series of Legg Mason Partners Variable Portfolios II, each Fund was a series of Legg Mason Variable Portfolios III, Inc. a Maryland corporation.

The Trust is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “Board” or the “Trustee”) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A Fund is not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a Fund and requires a Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a Committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Voting Rights. The Trust offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Trust and, under the 1940 Act, are deemed to be in control of the Trust. Nevertheless, with respect to any Trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Trust in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the net income of that Fund as are declared in the discretion of the Trustees. Shareowners are entitled to one vote for each share held and will vote by individual Fund except to the extent required by the 1940 Act. The Trust is not required to hold shareowner meetings annually, although special meetings may be called for the Trust as a whole, or a specific Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving a management contract.

Shares of the Trust entitle their owners to one vote per share; however, on any matter submitted to a vote of the shareowners, all shares then entitled to vote will be voted by individual Fund unless otherwise required by the 1940 Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a Fund would be voted upon only by shareowners of the Fund involved. Additionally, approval of an amendment to a Fund’s management or subadvisory agreement is a matter to be determined separately by that Fund. Approval of a proposal by the shareowners of one Fund is effective as to that Fund whether or not enough votes are received from the shareowners of the other Funds to approve the proposal as to that Fund except for matters on which shares of the Trust must be voted in the aggregate.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act always at least a majority, but in most instances, at least two-thirds, of the Trustees have been elected by the shareowners of the Trust. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareowners.

Custodian. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. State Street, among other things, maintains a custody account or accounts in the name of a fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines a fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Transfer Agent. PFPC, located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and a fund and distributes dividends and distributions payable by a fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable Fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent.

Legal Counsel. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm. KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending October 31, 2007.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested, including Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Money Market Portfolio, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc., SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above- described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (“ClearBridge”) (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge for alleged violations of

Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge.

Although there can be no assurance, the manager believes that this matter is not likely to have a material adverse effect on the Funds.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each Fund’s predecessor (Statement of Assets and Liabilities as of October 31, 2006, Statement of Operations for the year ended October 31, 2006, Statement of Changes in Net Assets for each of the years in the two-year period ended October 31, 2006, Financial Highlights for each of the years in the five-year period, except for Legg Mason Partners Variable Adjustable Rate Income Portfolio, ended October 31, 2006, and Notes to Financial Statements along with the report of Independent Registered Public Accounting Firm, each of which is included in the Annual to Shareholders of the Fund) are incorporated by reference into this SAI (filed on January 8, 2007; Accession Numbers: 0001193125-07-002704 and 0001193125-07-002717).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

A-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-2

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-4

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A-5

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-6

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-7

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-8

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-9

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-10

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, to each subadviser through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT COMPANY AND

WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.